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                                  EXHIBIT 99.1

                   TO THE R.J. REYNOLDS TOBACCO HOLDINGS, INC.
                                  ANNUAL REPORT
                                       ON
                                    FORM 10-K
    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2002

                         EXPANDED LITIGATION DISCLOSURE
                           TOBACCO-RELATED LITIGATION



                                    OVERVIEW

         Various tobacco-related legal actions and proceedings are pending or may be instituted against RJR or its affiliates, including RJR Tobacco, or indemnitees. These actions and proceedings raise a variety of claims, including product liability, health-care cost recovery, consumer protection, smuggling, RICO, tax, antitrust and trade regulation claims. During 2001, 129 new tobacco-related actions were served against RJR Tobacco and/or its affiliates or indemnitees, and 154 actions were dismissed or otherwise resolved in favor of RJR Tobacco and/or its affiliates or indemnitees without trial. On December 31, 2001, there were 1,639 active cases pending, including approximately 1,237 individual smoker cases pending in West Virginia state court as a consolidated action, as compared with 1,664 on December 31, 2000, and 541 on December 31, 1999. As of February 7, 2002, 1,657 active cases were pending against RJR Tobacco and/or its affiliates or indemnitees: 1,652 in the United States; two in Puerto Rico and one in each of Canada, Israel and the Marshall Islands. The U.S. case number does not include the 2,852 Broin II cases pending as of February 7, 2002, discussed below.

         The U.S. cases, exclusive of the Broin II cases, are pending in 35 states and the District of Columbia. The breakdown is as follows: 1,237 in West Virginia; 77 in New York; 58 in Florida; 52 in California; 29 in Maryland; 28 in the District of Columbia; 27 in Louisiana; 23 in Mississippi; 12 in Iowa; 11 in Massachusetts; 10 in each of Missouri and New Jersey; 9 in Alabama; 8 in Texas; 7 in Georgia; 6 in each of Illinois and Tennessee; 4 in each of New Hampshire, Nevada and Pennsylvania; 3 in each of Arizona, Connecticut, Michigan, New Mexico and Ohio; 2 in each of Kansas, North Carolina, North Dakota and South Dakota; and 1 in each of Indiana, Maine, Minnesota, Oklahoma, Utah, Washington and Wisconsin. Of the 1,652 active U.S. cases, 130 are pending in federal court, 1,518 in state court and 4 in tribal court. Most of these cases were brought by individual plaintiffs, but many of these cases seek recovery on behalf of third parties or large classes of claimants.

                              THEORIES OF RECOVERY

         The plaintiffs seek recovery on a variety of legal theories, including strict liability in tort, design defect, negligence, special duty, voluntary undertaking, breach of warranty, failure to warn, fraud, misrepresentation, unfair trade practices, conspiracy, aiding and abetting, unjust enrichment, indemnity, medical monitoring, public nuisance and violations of state and federal antitrust and RICO laws. Punitive damages, often in amounts ranging into the hundreds of millions or even billions of dollars, are specifically pleaded in a number of cases, in addition to compensatory and other damages. Of the 1,652 active cases in the United States, eight cases, plus the 2,852 Broin II cases, involve alleged nonsmokers claiming injuries resulting from exposure to environmental tobacco smoke. Twenty-nine cases purport to be class actions on behalf of thousands of individuals. Purported classes include individuals claiming to be addicted to cigarettes, individuals and their estates claiming illness and death from cigarette smoking, persons making claims based on alleged exposure to environmental tobacco smoke, African-American smokers claiming their civil rights have been violated by the sale of menthol cigarettes, current smokers who have no tobacco-related disease but are seeking to recover the costs of medical monitoring, purchasers of "light" and "ultra light" cigarettes claiming to have been defrauded and seeking to recover the costs of their cigarette purchases, and Blue Cross and Blue Shield subscribers seeking reimbursement for premiums paid. Approximately 59 cases seek recovery of the cost of Medicaid/Medicare payments or other health-related costs paid for treatment of

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individuals suffering from diseases or conditions allegedly related to tobacco use. Eleven cases, brought by entities administering asbestos liability, seek contribution for the costs of settlements and judgments.

                                    DEFENSES

         The defenses raised by RJR Tobacco and/or its affiliates, including RJR, include, where applicable, preemption by the Federal Cigarette Labeling and Advertising Act of some or all such claims arising after 1969, the lack of any defect in the product, assumption of the risk, contributory or comparative fault, lack of proximate cause and statutes of limitations or repose. RJR has asserted additional defenses, including jurisdictional defenses, in many of the cases in which it is named.

                                  TRIAL RESULTS
                           IN INDIVIDUAL SMOKER CASES

         The tobacco industry in general, and RJR Tobacco in particular, continue to win most individual smoking and health cases. In Anderson v. Fortune Brands, Inc., a Brooklyn, New York jury found in favor of the industry, including RJR Tobacco, on June 27, 2000. Plaintiff failed to perfect his appeal by submitting his brief and record by June 22, 2001. The Appellate Division dismissed the appeal on September 18, 2001. In Nunnally v. R. J. Reynolds Tobacco Co., a Mississippi state court jury found RJR Tobacco not liable on July 12, 2000. Plaintiff's motion for judgment notwithstanding the verdict, or in the alternative, for a new trial, was denied, and plaintiff's appeal to the Mississippi Supreme Court is pending. On January 16, 2001, a Brooklyn, New York state court jury returned a verdict in favor of RJR Tobacco and other cigarette manufacturers in Apostolou v. American Tobacco Co. On September 7, 2001, the plaintiff noticed an appeal to the Appellate Division of the New York Supreme Court. In Little v. Brown & Williamson Tobacco Corp., a South Carolina federal district court judge granted a directed verdict in favor of RJR Tobacco on January 30, 2001. The jury rendered a verdict in favor of the remaining defendant, Brown & Williamson, on February 6, 2001. The plaintiff voluntarily dismissed her appeal to the United States Court of Appeals for the Fourth Circuit on April 19, 2001. On May 16, 2001, a state court jury in New Jersey returned a verdict in favor of RJR Tobacco and Philip Morris in Mehlman v. Philip Morris, Inc.

         RJR Tobacco has prevailed in virtually all individual smoker cases that have gone to trial. However, in Whiteley v. Raybestos-Manhattan, Inc., a tobacco-asbestos synergy case brought in San Francisco Superior Court, the jury found against RJR Tobacco and Philip Morris on March 20, 2000, and awarded $1.7 million in compensatory damages. On March 27, 2000, the same jury awarded $20 million in punitive damages, $10 million against RJR Tobacco and $10 million against Philip Morris. RJR Tobacco and Philip Morris have appealed. In Jones v.
R. J. Reynolds Tobacco Co., a wrongful death case, a Tampa state court jury found against RJR Tobacco on October 12, 2000. Although the jury found that RJR Tobacco was negligent and liable, it refused to find that RJR Tobacco was part of a conspiracy to defraud. The jury awarded approximately $200,000 in compensatory damages, but refused to award punitive damages. On December 28, 2000, the trial judge granted RJR Tobacco's motion for a new trial. The plaintiff has appealed the new trial ruling to the Florida Second District Court of Appeal. Most recently, in Kenyon v. R. J. Reynolds Tobacco Co., on December 12, 2001, a Tampa jury determined that Floyd Kenyon had been adequately warned about the risks of smoking and that RJR Tobacco was not negligent in designing its products. The jury did find that some of RJR Tobacco's products were defective and awarded the plaintiff $165,000 in compensatory damages. RJR Tobacco believes that the jury's findings were not supported by the evidence in the case. Accordingly, on December 26, 2001, RJR Tobacco asked the court to set aside the verdict or to grant a new trial. A hearing on RJR Tobacco's motion has been scheduled for February 27, 2002.

                                 BROIN II CASES

         As of February 7, 2002, approximately 2852 lawsuits brought by individual flight attendants for personal injury as a result of illness allegedly caused by exposure to secondhand tobacco smoke in airplane cabins, referred to as the Broin II cases, are pending in Florida. In these lawsuits, filed pursuant to the terms of the settlement of the Broin v. Philip Morris, Inc. class action, discussed separately, each individual flight attendant will be required to prove that he or she has a disease caused by exposure to secondhand smoke in airplane cabins.

         On October 5, 2000, Judge Robert Kaye entered an order applicable to all Broin II cases that the terms of the Broin settlement agreement do not require the individual Broin II plaintiffs to prove the elements of strict

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liability, breach of warranty or negligence. Under this order, there is a rebuttable presumption in plaintiffs' favor on those elements, and plaintiffs bear the burden of proving that their alleged adverse health effects were actually caused by environmental tobacco smoke exposure. Although defendants still may prevail on causation and other theories, RJR Tobacco does not believe that the order is correct under Florida law or that it accurately reflects the intent of the Broin settlement agreement. Accordingly, defendants appealed Judge Kaye's ruling to the Third District Court of Appeal on November 3, 2000. Plaintiffs moved to dismiss the appeal on November 28, 2000. On January 12, 2001, the Third District Court of Appeal denied plaintiffs' motion and ordered oral argument. On October 10, 2001, a different panel of the Third District Court of Appeal dismissed the appeal, finding that Judge Kaye's order is not an appealable order at this time, but noted that the ruling is without prejudice to the defendants' ability to appeal the issue at the appropriate time. On January 16, 2002, defendants filed a writ to invoke the discretionary jurisdiction of the Florida Supreme Court.

         On April 5, 2001, in the first Broin II flight attendant case to go to trial, Fontana v. Philip Morris, Inc., a Florida state court jury returned a verdict in favor of the defendants, including RJR Tobacco. On April 16, 2001, plaintiff filed motions for a mistrial, judgment notwithstanding the verdict, or for a new trial. On October 1, 2001, the trial judge denied plaintiff's post-trial motions. Plaintiff appealed to the Florida Third District Court of Appeal. Defendants cross-appealed on November 8, 2001.

                               CLASS ACTION CASES

         Lawsuits have been brought by individuals purporting to act as representatives of classes of plaintiffs against cigarette manufacturers, including RJR Tobacco, and in some cases, parent companies of United States cigarette manufacturers, including RJR, in state and federal courts across the country. Plaintiffs request that the lawsuits be certified as class actions, allowing them to prosecute claims on behalf of a specified class, usually for personal injury or death allegedly resulting from diseases associated with cigarette smoking. In the first of these cases, Castano v. American Tobacco Co., the United States Court of Appeals for the Fifth Circuit, on May 23, 1997, overturned the certification of a nationwide class of persons whose claims related to alleged addiction to tobacco. Since this ruling by the Fifth Circuit, most class-action suits have sought certification of statewide, rather than nationwide, classes.

         Class action suits based on claims similar to those asserted in Castano have been brought against RJR Tobacco, and in some cases RJR, in state or federal courts in Alabama, Arkansas, California, the District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Iowa, Kansas, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, West Virginia and Wisconsin. In addition, a class action filed in Tennessee seeks reimbursement of Blue Cross and Blue Shield premiums paid by subscribers throughout the United States, and class-action suits against RJR Tobacco in Illinois, Missouri and New Jersey claim that the marketing of "light" and "ultralight" cigarettes is deceptive. Plaintiffs have made similar claims in other lawsuits elsewhere. Other types of class-action suits also have been filed in additional jurisdictions. Most of these suits assert claims on behalf of classes of individuals who claim to be addicted, injured or at greater risk of injury by the use of tobacco or exposure to environmental tobacco smoke, or who are the legal survivors of such persons. A number of unions and other third-party payors have filed health-care cost recovery actions in the form of class actions. These cases are discussed separately below. Class certification motions are pending in several state and federal courts.

         Trial began in July 1998 in Florida state court in Engle v. R. J. Reynolds Tobacco Co., in which a class consisting of Florida residents, or their survivors on their behalf, claim to have diseases or medical conditions caused by their alleged "addiction" to cigarettes. On July 7, 1999, the jury found against RJR Tobacco and the other cigarette manufacturer defendants in the initial phase, which included common issues related to certain elements of liability, general causation and a potential award of or entitlement to punitive damages.

         The second phase of the trial, which consisted of the claims of three of the named class representatives, began on November 1, 1999. On April 7, 2000, the jury returned a verdict against all defendants. They awarded plaintiff Mary Farnan $2.85 million, the estate of plaintiff Angie Della Vecchia $4.023 million and plaintiff Frank Amodeo $5.831 million. The jury also found, however, that Frank Amodeo knew or should have known of his claim prior to May 5, 1990. The legal effect of that finding should be to bar his claim based on the applicable statute

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of limitations. In the second phase, the trial court also ordered the jury to determine punitive damages, if any, on a class-wide basis.

         On July 14, 2000, the jury returned a punitive damages verdict in favor of the "Florida class" of approximately $145 billion against all the defendants, with approximately $36.3 billion being assigned to RJR Tobacco.

         On July 24, 2000, the defendants, including RJR Tobacco, filed numerous post-verdict motions in Engle, including motions for a new trial and to reduce the amount of the punitive damages verdict. On November 6, 2000, the trial judge denied the post-trial motions and entered judgment. On November 7, 2000, RJR Tobacco posted an appeal bond in the amount of $100 million, pursuant to a Florida statute enacted on May 9, 2000 and intended to apply to the Engle case, and initiated the appeals process. The opening brief of certain defendants, including RJR Tobacco, has been filed. RJR Tobacco believes it has numerous bases for a successful appeal, although it cannot predict the outcome of the appellate process.

         On May 7, 2001, three of the defendants entered into agreements with the Engle class to deposit an additional $1.86 billion into separate escrow accounts to ensure that the stay of execution that is in effect pursuant to the Florida bond statute will remain in effect as to these three defendants throughout the appellate process, regardless of the results of a challenge, if any, to the Florida bond statute. Approximately $700 million of the total amount deposited by these three defendants is non-refundable and will go to the trial court to be distributed, regardless of the result of the appeal. RJR Tobacco has not entered into a similar agreement with the Engle class. Although RJR Tobacco cannot predict the outcome of any possible challenges to the Florida bond statute, RJR Tobacco remains confident of the applicability and validity of the statute in the Engle case. In addition, nine other states, Georgia, Kentucky, Louisiana, Nevada, North Carolina, Oklahoma, South Carolina, Virginia and West Virginia, have enacted legislation similar to the Florida bond statute. In a tenth state, the Mississippi Supreme Court also placed limits on appeal bonds by court rule.

         A nicotine-dependence class action was filed in May 1996, in Indiana state court against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Norton v. RJR Nabisco Holdings Corp., Superior Court, Madison County, No.48D01-9605-CP-271. In June 1996 defendants removed the case to federal court. The case was remanded to state court on March 24, 1997. On May 17, 1997, plaintiffs filed a petition for class certification. On November 17, 2000, the court granted the parties joint motion to stay the case until April 15, 2001. On November 16, 2001, the court granted defendants' motion to maintain the stay until June 1, 2002.

         In May 1996, a physical injury and nicotine-dependence class action was filed in Maryland state court against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Richardson v. Philip Morris, Inc., Circuit Court, Baltimore City, No. 96145050. The case was removed by defendants to federal court and was subsequently remanded to state court. On January 28, 1998, the Circuit Court for Baltimore City granted plaintiffs' motion for class certification. The Maryland Court of Appeals (the highest state court in Maryland) overturned the class certification ruling and decertified the class on May 16, 2000. On March 13, 2001, the parties agreed to dismiss the case.

         In May 1996, a nicotine-dependence/medical monitoring class action was filed in Louisiana state court against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Scott v. American Tobacco Co., Inc., District Court, Parish of Orleans, Docket No. 96-8461. On April 16, 1997, the trial court granted plaintiffs' motion for class certification on behalf of Louisiana residents who desire smoking cessation assistance and medical monitoring. In the class certification ruling, the court dismissed the wholesaler defendants. The remaining defendants removed the case to federal court on April 16, 1997. On December 2, 1997, plaintiffs' motion to remand the case to the Civil District Court of Orleans Parish was granted. In November 1998, an intermediate appellate court affirmed the trial court's certification of the class. On February 26, 1999, the Louisiana Supreme Court declined to hear defendants' interlocutory appeal of the class certification ruling. Trial began on June 18, 2001. Defendants appealed the jury selection process to the Louisiana Fourth Circuit Court of Appeal on July 18, 2001. On September 4, 2001, the Court of Appeal dismissed two jurors because of bias, but declined to dismiss jurors with immediate family members who were members of the class. On September 5, 2001, defendants sought review by the Louisiana State

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Supreme Court. On September 25, 2001, the Louisiana State Supreme Court
dismissed seven additional jurors because they have immediate family members who are members of the class, and the seven jurors expressed a desire that those family members receive medical monitoring or smoking cessation assistance. On October 9, 2001, the defendants asked the Louisiana Supreme Court to declare a mistrial because of the irregularities in the jury selection process. That petition was denied on October 15, 2001. Jury selection resumed again on October 22, 2001, and a full complement of 12 jurors and 10 alternates was selected. On December 26, 2001, defendants' filed an application for supervisory writ to the Fourth District of the Louisiana Court of Appeals challenging certain aspects of the second round of jury selection. Opening statements will not occur until that application is decided.

         In June 1996, a physical injury and nicotine-dependence class action was filed in the District of Columbia against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. RJR was voluntarily dismissed from the case. Reed v. Philip Morris, Inc, Superior Court, Case No. CA-5070-96. Plaintiffs' motion for class certification was denied on August 18, 1997. Plaintiffs filed an amended complaint on July 17, 1998, and renewed their motion for class certification. The trial court again denied class certification on July 23, 1999. On July 20, 2001, the parties agreed to dismiss the action without prejudice.

         In August 1996, a class action was filed in Alabama state court against four United States cigarette manufacturers, including RJR Tobacco, on behalf of all Alabama residents who suffer from nicotine addiction and who seek medical monitoring. Lyons v. American Tobacco Co., Inc., United States District Court for the Southern District of Alabama, Case No. 96-0881-BH-S. Defendants removed the case to the United States District Court for the Southern District of Alabama in September 1996. On January 2, 2001, the court granted plaintiffs' motion to dismiss.

         In September 1996, a class action was filed in Tennessee state court against four United States cigarette manufacturers, including RJR Tobacco, on behalf of all individuals and entities in the United States who have paid premiums to a Blue Cross or Blue Shield organization for medical insurance. The complaint alleges that defendants' actions have resulted in increased medical insurance premiums for all class members and seeks recovery under various consumer protection statutes as well as under theories of breach of special duty and unjust enrichment. Perry v. Philip Morris, Inc., United States District Court for the Eastern District of Tennessee, Case No. 4:00-CV-97. Defendants removed the case to federal court on November 19, 1996. On May 12, 1997, the case was remanded to the Circuit Court of Coffee County for further proceedings. On November 1, 2000, plaintiffs filed a motion for leave to file a second amended class action complaint. Defendants once again removed the case on December 1, 2000. Certain defendants, including RJR Tobacco, filed a motion to dismiss the second amended complaint on December 19, 2000. Plaintiffs, in turn, filed a motion to remand on January 2, 2001, which was denied by the court on February 6, 2001. On April 12, 2001, the federal district court granted defendants' motion to dismiss. Plaintiffs appealed the dismissal to the United States Court of Appeals for the Sixth Circuit on May 3, 2001. Briefing on the appeal has been completed; however, oral argument has not been scheduled.

         In October 1996, a nicotine-dependence class action was filed in New Mexico state court against four United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. RJR has been dismissed from this case. Connor v. American Tobacco Co., Inc., District Court, Bernalillo County, Case No. CV-96-9422. On April 7, 2000, the court granted defendants' motion to consolidate this case with the Jimenez case, also pending in this court, for class certification discovery and decision. The order further allowed plaintiffs until April 17, 2000, to move to strike the judge from the consolidated proceedings. Plaintiffs never filed such a motion, and the cases remained dormant. The court, on its own motion on December 13, 2001, deemed that no significant activity had been taken in over 180 days in connection with any and all pending claims. The court, therefore, ordered all pending claims were to be dismissed without prejudice. The court further instructed that, within 30 days after service of its order, any party could move for reinstatement. Plaintiff moved for reinstatement on December 28, 2001. Argument on the motion was heard on February 12, 2002, and the court took the matter under advisement.

         In January 1997, a nicotine-dependence class action was filed in West Virginia state court against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Despite the fact that RJR Tobacco and RJR had not been served, they joined with other defendants in removing the case to federal court in February 1997. Blankenship (formerly McCune) v.

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American Tobacco Co., Inc., Circuit Court, Ohio County, Case No. 2:97-204.
Plaintiffs' motion to remand the case was granted on January 30, 1998. The West Virginia Supreme Court transferred all tobacco cases, including Blankenship, to Judge Recht in Wheeling, West Virginia. On August 16, 2000, the court conditionally certified (only to the extent of medical monitoring) a class of West Virginia residents who: (1) on or after January 31, 1995, purchased and smoked cigarettes manufactured, marketed and/or sold by defendants; (2) have a minimum five pack year smoking history; (3) have not been diagnosed with cancer of the lip, oral cavity or pharynx, esophagus, stomach, pancreas, larynx, trachea, bronchus or lung, cervix, uterus, bladder, kidney or other urinary organs, coronary heart or cerebrovascular diseases, bronchitis or emphysema or chronic airways obstruction; and (4) have not received health care paid or reimbursed directly or indirectly by the State of West Virginia. Trial began on January 4, 2001 in Blankenship v. Philip Morris, Inc., a West Virginia state court medical monitoring class action. The trial of this case ended on January 25, 2001, when the judge declared a mistrial. Argument on decertification of the class, among other things, was held on February 19, 2001. On March 23, 2001, the judge denied the defendants' motion to decertify the class. The retrial of this case began on September 5, 2001, and ended on November 14, 2001, when the jury returned a verdict in favor of RJR Tobacco and other cigarette manufacturers.

         In February 1997, a nicotine-dependence class action was filed in Hawaii state court against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Peterson v. American Tobacco Co., Inc., Circuit Court, Case No. 97-490-2. Defendants removed this case in March 1997. Plaintiffs' motion to remand this action to state court was granted on October 6, 1999. On December 29, 1999, the court granted a motion to designate the case as complex. On August 29, 2001, the parties agreed to dismiss the case.

         In February 1997, a physical injury class action was filed in federal court in Oklahoma against United States cigarette manufacturers, including RJR Tobacco. Walls v. American Tobacco Co., Inc., United States District Court for the Northern District of Oklahoma, Case No. 97-CV-218-H. On December 9, 1998, the federal court refused to certify for class treatment a number of claims, but certified five questions of Oklahoma state law to the Oklahoma Supreme Court. On September 19, 2000, the Oklahoma Supreme Court answered the certified state law questions in such a way that led the parties to stipulate that the case should not be certified as a class action in federal court and that the individual plaintiffs would dismiss their federal court cases without prejudice. The federal court issued an order on October 19, 2000, refusing to certify the case as a class action, and dismissed the individual plaintiffs' cases. On October 19, 2000, the court granted the parties' stipulated dismissal.

         In March 1997, a physical injury class action was filed in state court in West Virginia against United States cigarette manufacturers, including RJR Tobacco. Defendants removed this case to federal court in April 1997. Plaintiff filed a First Amended Complaint on September 26 1997, dropping plaintiff Ima Jean Ingle. On March 2, 1998, the case was remanded to state court. Muncy (formerly Ingle and formerly Woods) v. Philip Morris, Inc., Circuit Court, Ohio County, Case No. 97-C-21-5. The West Virginia Supreme Court transferred all tobacco cases, including Muncy, to Judge Recht in Wheeling, West Virginia. Trial has been scheduled for September 4, 2002.

         In March 1997, a nicotine-dependence/medical monitoring class action was filed in state court in Nevada against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR (added via amended complaint). Defendants removed the case to federal court on March 21, 1997. Selcer v. R. J. Reynolds Tobacco Co., United States District Court for the District of Nevada, Case No. CVS-97-334 PMP. Selcer is one of four class action cases pending certification decisions in Nevada. On June 1, 1999, the court entered an order certifying certain issues to the Nevada Supreme Court and staying all motions for class certification pending a ruling by the Supreme Court on the issues certified. On January 30, 2001, in Badillo v. American Tobacco Co., Inc., the Nevada Supreme Court held that Nevada law does not recognize medical monitoring as a cause of action. The federal district court will consider this opinion in determining whether or not to certify the Selcer case, as well as the other class action cases pending in Nevada. On June 29, 2001, the United States District Court for the District of Nevada denied class certification. Plaintiffs have sought leave to pursue an interlocutory appeal of the denial of class certification to the United States Court of Appeals for the Ninth Circuit, which has not yet ruled.

         In April 1997, a physical injury class action was filed in Wisconsin state court against United States cigarette manufacturers, including RJR Tobacco. Defendants removed the case to federal court in May 1997. Plaintiffs' motion to remand the case to the Circuit Court for Rock County was granted August 27, 1997.

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Defendants removed the case on diversity grounds on April 17, 1998, and plaintiffs' motion for remand was denied on June 10, 1998. Insolia v. Philip Morris, Inc., United States District Court for the Western District of Wisconsin, Case No. 97-C-347-C. In December 1998, the court denied plaintiffs' motion for class certification, and summary judgment was granted on all claims but one. Plaintiffs dismissed the sole remaining claim and appealed to the United States Court of Appeals for the Seventh Circuit. On June 16, 2000, the Seventh Circuit affirmed the federal district court's granting of summary judgment on the claims of strict liability, fraud and intentional exposure to a hazardous substance, as well as the judge's decision not to certify any issues to the Wisconsin Supreme Court. The Seventh Circuit reversed the granting of summary judgment on the negligence claim, and remanded that portion of the case to the district court for further proceedings. The defendants-appellees filed a petition for rehearing with the Seventh Circuit which was denied. On October 2, 2000, defendants filed a motion for judgment on the pleadings which was granted on December 20, 2000. On January 24, 2001, the court granted the parties' stipulation of dismissal without prejudice.

         In May 1997, a physical injury class action was filed in federal court in Texas against United States cigarette manufacturers, including RJR Tobacco and others. Cole v. Tobacco Institute, United States District Court for the Eastern District of Texas, Case No. 1:97-CV-256. On May 5, 2000, the court granted defendants' motion for judgment on the pleadings, and the case was dismissed with prejudice. Plaintiffs appealed the ruling to the United States Court of Appeals for the Fifth Circuit. On August 1, 2000, the Fifth Circuit consolidated the appeals of this case and Hughes v. Tobacco Institute, United States District Court for the Eastern District of Texas, Case No. 1:99-CV-163. On November 3, 2000, appellants filed a motion to certify questions to the Texas Supreme Court. Defendants-Appellees are opposing the motion. Oral argument on the appeal was heard on December 3, 2001. No ruling has been issued.

         In May 1997, a physical injury class action was filed in the state court in New York against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Geiger v. American Tobacco Co., Inc., Supreme Court, Queens County, Case No. 10229/99. In July 1997, the court certified an interim class of all New York smokers with lung and/or throat cancer and their survivors. On July 6, 1998, the New York Appellate Division (Second Department) reversed the trial court's class certification order and remanded the case for discovery and a hearing on class certification. On June 23, 1999, the trial court denied class certification. On October 15, 1999, plaintiffs appealed the court's decision denying class certification to the New York Appellate Division (Second Department), which affirmed the trial court's denial on November 27, 2000. On December 21, 2000, plaintiffs filed a motion for leave to appeal to the New York Court of Appeals. The New York Court of Appeals (the highest court in the state) dismissed plaintiffs' appeal on February 13, 2001.

         In May 1997, a nicotine-dependence class action was filed in state court in Tennessee against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Defendants removed this case to the federal court in June 1997. Anderson v. American Tobacco Co., Inc., United States District Court for the Eastern District of Tennessee, Case No. 3:97-CV-1441. Plaintiffs' motion to remand was denied on October 31, 1997. The case has been stayed since January 29, 1998. A similar case, Temple v. State of Tennessee (discussed separately), was filed in February 2000 in the United States District Court in Nashville. This purported class claims to be a sub-class of the Anderson action.

         In June 1997, a physical injury/addiction class action was filed in state court in Iowa against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. The case was removed to federal court. Fitz (f/k/a Brammer) v. R.
J. Reynolds Tobacco Co., United States District Court for the Southern District of Iowa, Case No. 4-97-CV-10461. There was very little activity in this case in 1999, other than parent companies, including RJR, being dismissed from the lawsuit. In 2000, plaintiffs amended their complaint to pursue a lung-cancer-only theory, rather than the former injury/addiction theory. On October 15, 2001, the United States District Court for the Southern District of Iowa, Central Division, denied class certification. The ruling was without prejudice so plaintiffs could proceed individually, if desired.

         In June 1997, a physical injury class action including those who desire to participate in smoking cessation programs was filed in state court in California against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Brown v. American Tobacco Co., Inc., Superior Court, San Diego County, Case No. 711400. On April 10, 2000, a California state court judge denied certification of the class. On February 2, 2001, plaintiffs filed an amended motion for class certification, which sought certification based on alleged violations of sections 17200 and 17500 of the California Civil Code and alleged violations of the California Consumer Legal Remedies Act. On April 11, 2001, a San Diego Superior Court judge granted in part plaintiffs' motion for class certification. The class is composed of adult residents of California who smoked at least one of defendants' cigarettes "during the applicable time period," and who were exposed to defendants' marketing and advertising activities in California. Certification was granted as to plaintiffs' claims that defendants violated ss.17200 of the California Business and Professions Code. The court, however, refused to certify the class under the California Legal Remedies Act. Class certification on plaintiffs' common law claims was denied on April 10, 2000. Defendants petitioned the California Supreme Court to review the trial court's class certification ruling, but the Supreme Court denied the petition on January 16, 2002. The trial has been scheduled for October 11, 2002.

         In July 1997, a physical injury class action was filed in state court in Illinois against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Defendants removed the case to federal court in December 1997. Guillory (formerly Daley and Denberg) v. American Brands, Inc., United States District Court for the Northern District of Illinois, Case No. 97C8641. Plaintiffs filed their motion for class certification on August 28, 2000. On March 19, 2001, the United States District Court for the Northern District of Illinois refused to certify a class defined as "[A]ll Illinois residents who smoke or smoked cigarettes manufactured by Defendants, who started smoking while a minor, who purchase or purchased cigarettes in Illinois and who desire to participate in a program designed to assist them in the cessation of smoking and/or monitor their medical condition to promote early detection of disease caused by, contributed, or exacerbated by cigarette smoking."

         In October 1997, an environmental tobacco smoke ("ETS") class action on behalf of casino workers was filed in federal court in Nevada against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Badillo v. American Tobacco Co., Inc., United States District Court for the District of Nevada, Case No. CV-S-98-1764 PMP (PAL). Badillo is one of four class action cases pending certification decisions in Nevada. On June 1, 1999, the court entered an order certifying certain issues to the Nevada Supreme Court and staying all motions for class certification pending a ruling by the Supreme Court on the issues certified. On January 30, 2001, in Badillo v. American Tobacco Co., Inc., the Nevada Supreme Court held that Nevada law does not recognize medical monitoring as a cause of action. The federal district court will consider this opinion in determining whether or not to certify the Badillo case, as well as the other class action cases pending in Nevada. On June 29, 2001, the United States District Court for the District of Nevada denied class certification. Plaintiffs have sought leave to pursue an interlocutory appeal of the class certification ruling to the United States Court of Appeals for the Ninth Circuit.

         In November 1997, a physical injury class action was filed in federal court in South Carolina against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Aksamit v. Brown & Williamson Tobacco Corp., United States District Court for the District of South Carolina, Case No. 6-97-3636-21. On December 29, 2000, the trial court denied class certification. On February 7, 2001, the court granted plaintiffs' motion for a stay until March 7, 2001. On March 14, 2001, and at the request of the named plaintiffs, the court dismissed this action without prejudice for a period of one year after the date of entry of this order. Thereafter, the dismissal would be with prejudice as to the named plaintiffs. Defendants' right to assert a statute of limitations defense is preserved during this refiling period. Plaintiffs have not refiled a complaint.

         In November 1997, an ETS class action was filed in state court in Louisiana. Defendants removed this case to the United States District Court for the Eastern District of Louisiana on December 12, 1997. The case was remanded to state court on February 3, 1998. Young v. American Tobacco Co., Inc., Circuit Court, Orleans Parish, Louisiana, Case No. 97-19984. Plaintiffs filed a first supplemental and amending petition on October 13, 2000. On November 15, 2000, plaintiffs filed an amended motion for class certification. Argument on class certification was heard on September 25, 2001. No ruling has been issued.

         In December 1997, a medicare payment recoupment class action was filed in federal court in Texas against United States cigarette manufacturers, including RJR Tobacco. Mason v. American Tobacco Co., Inc., United States District Court for the Eastern District of New York, Case No. 00-CV-4442. On July 19, 2000, Chief Judge Buchmeyer transferred this case to the United States District Court for the Eastern District of New York for possible consolidation with Simon II (discussed separately). On September 12, 2000, defendants filed a motion to transfer this case to the United States District Court for the District of Columbia. Judge Weinstein, however, denied defendants' motion on October 5, 2000. This case is part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         In December 1997, an ETS class action was filed in federal court in Nevada against cigarette manufacturers, including RJR Tobacco. Dienno v. Liggett Group, Inc., United States District Court for the District of Nevada, Case No. CV-S-98-489 PMP (PAL). Dienno is one of four class actions pending certification decisions in Nevada. In December 1998, this case was consolidated with the Badillo case. On June 1, 1999, the court entered an order certifying certain issues to the Nevada Supreme Court and staying all motions for class certification pending a ruling by the Supreme Court on the issues certified. On January 30, 2001, in Badillo v. American Tobacco Co., Inc., the Nevada Supreme Court held that Nevada law does not recognize medical monitoring as a cause of action. The federal district court will consider this opinion in determining whether or not to certify the Dienno case, as well as the other class action cases pending in Nevada. On June 29, 2001, the United States District Court for the District of Nevada denied class certification. Plaintiffs have sought leave to pursue an interlocutory appeal of the denial of class certification, to the United States Court of Appeals for the Ninth Circuit, which has not yet ruled.

         In February 1998, a class action was filed in federal court in Utah against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Jackson v. Philip Morris, Inc., United States District Court for the District of Utah, Case No. 2:98CV00178B. This case has been dormant since the first quarter of 2000, although plaintiffs' counsel indicated they were going to file an amended complaint.

         In February 1998, a physical injury class action was filed against asbestos manufacturers, cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR, in state court in West Virginia. Parsons v. A C & S, Inc., Circuit Court, Ohio County, Case No. 98-C-388. This case has been stayed pending a final resolution of the motion to refer tobacco litigation to the Mass Litigation Panel. On December 6, 2000, three defendants (Nitram Liquidators, Inc., Desseaux Corporation of North America and Armstrong World Industries) filed bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware, In re Armstrong World Industries, Inc. Pursuant to section 362(a) of the Bankruptcy Code, Parsons is automatically stayed.

         In March 1998, an unfair trade practices class action was filed against RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR, in state court in Pennsylvania, alleging that the descriptors "light" and "ultralight" on certain of RJR Tobacco's cigarettes are misleading. Oliver v. R. J. Reynolds Tobacco Co., Court of Common Pleas, Philadelphia County, Case No. 000268. The trial court denied plaintiffs' motion for class certification on December 19, 2000. On April 24, 2001, the parties agreed to dismiss the case with prejudice.

         In April 1998, an ETS class action on behalf of casino workers was filed in state court in New Jersey against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Avallone v. American Tobacco Co., Inc., Superior Court, Middlesex County, Case No. MID-L-488398. On April 13, 2000, the trial court denied plaintiffs' motion for class certification. Plaintiffs filed a motion for reconsideration of the court's class certification decision on May 10, 1999. On December 3, 1999, the court denied plaintiffs' motion for reconsideration. On April 27, 2000, plaintiffs' motion for leave to file an interlocutory appeal was granted, nunc pro tunc, but denied in all other aspects of the motion. On September 8, 2000, the court denied plaintiffs' motion for leave to appeal. On March 13, 2001, the case was dismissed with prejudice.

         In April 1998, a nicotine-dependence class action was filed in state court in California against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Daniels v. Philip Morris Cos., Inc., Superior Court, San Diego County, Case No. 719446. On November 30, 2000, a San Diego Superior Court, relying on a California statute, certified a class consisting of all persons who, as California resident minors, smoked one or more cigarettes in California between April 2, 1994 and December 1, 1999. On November 30, 2000, a San Diego Superior Court judge reversed a prior ruling and, based on a California unfair business practices statute, certified a class consisting of all persons who, as California resident minors, smoked one or more cigarettes in California between April 2, 1994 and December 1, 1999. Trial has been scheduled for July 1, 2002.

         In April 1998, an ETS class action was filed in state court in Nevada against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Defendants removed the case to federal court on May 20, 1998. Christensen v. Philip Morris Cos., Inc., United States District Court for the District of Nevada, Case No. CV-S-98-717-LDG (RLH). Christensen is one of four class action cases pending certification decisions in Nevada. On June 1, 1999, the court entered an order certifying certain issues to the Nevada Supreme Court and staying all motions for class certification pending a ruling by the Supreme Court on the issues certified. On January 30, 2001, in Badillo v. American Tobacco Co., Inc., the Nevada Supreme Court held that Nevada law does not recognize medical monitoring as a cause of action. The federal district court will consider this opinion in determining whether or not to certify the Christensen case, as well as the other class action cases pending in Nevada. On June 29, 2001, the United States District Court for the District of Nevada denied class certification. Plaintiffs have sought leave to pursue an interlocutory appeal, regarding the denial of class certification, to the United States Court of Appeals for the Ninth Circuit, which has not yet ruled.

         In June 1998, a class action claiming fraud was filed against United States cigarette manufacturers, including RJR Tobacco and others. Cleary v. Philip Morris, Inc., Circuit Court, Cook County, Case No. 00L 4952. On February 3, 1999, the court denied defendants' motion to dismiss. On January 19, 2000, plaintiffs filed an amended complaint. On March 22, 2000, defendants moved to stay the case in light of Guillory (see separate discussion) which was denied on December 18, 2000. Plaintiffs moved to transfer the case to the Chancery Division on October 16, 2000. This motion was denied on October 25, 2000. Plaintiffs filed their motion for class certification on December 21, 2001. A status conference was held on February 5, 2002.

         In July 1998, a nicotine-dependence and physical injury class action was filed in state court in North Carolina against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Creekmore v. Brown & Williamson Tobacco Corp., Superior Court, Buncombe County, Case No. 98 CV 03403. On April 22, 1999, plaintiffs filed an amended complaint. On May 11, 1999, plaintiffs voluntarily dismissed RJR and several others. An order designating the case as exceptional and assigning it to Judge Payne was issued on July 11, 2000. A hearing on the voluntary dismissal of the parent companies, including RJR, is scheduled for March 18, 2002. The hearing on all matters relating to plaintiffs' motion for class certification is set for June 10, 2002. Discovery is proceeding.

         In August 1998, a physical injury class action was filed in state court in New Mexico against United States cigarette manufacturers, including RJR Tobacco. Jimenez v. Brown & Williamson Tobacco Corp., District Court, Bernalillo County, Case No. CV-98 08035. On April 7, 2000, the court granted defendants' motion to consolidate this case with the Connor case, also pending in this court, for class certification discovery and decision. The order further allowed plaintiffs until April 17, 2000, to move to strike the judge from the consolidated proceedings. Plaintiffs never filed such a motion, and the cases remained dormant. The court, on its own motion on December 13, 2001, deemed that no significant activity had been taken in over 180 days in connection with any and all pending claims. The court, therefore, ordered all pending claims were to be dismissed without prejudice. The court further instructed that, within 30 days after service of its order, any party could move for reinstatement. Plaintiff moved for reinstatement on December 28, 2001. Argument on the motion was heard on February 12, 2002, and the court took the matter under advisement.

         In October 1998, a civil rights class action was filed in federal court in Pennsylvania alleging that United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR, engaged in "discriminatory targeting of tobacco products sales to Black Americans." Brown v. Philip Morris, Inc., United States District Court for the Eastern District of Pennsylvania, Case No. 98-

5518. On September 21, 1999, the court granted defendants' motion to dismiss. This case is currently on appeal to the United States Court of Appeals for the Third Circuit. The Third Circuit heard oral argument on January 19, 2001. On May 17, 2001, the Third Circuit affirmed the federal district court's dismissal.

         In October 1998, a class action was filed in state court in New Jersey against RJR Tobacco and RJR on behalf of New Jersey residents who purchased and smoked RJR Tobacco's light or ultralight cigarettes on or after March 3, 1992. Trombino v. R. J. Reynolds Tobacco Co., Superior Court, Middlesex County, Case No. L-11263-98. The court heard oral argument on plaintiffs' motion for class certification on May 26, 2000. A rehearing on the class certification issue was held on January 24, 2002. No ruling has been issued on the class certification motion.

         In April 1999, a class action was filed in New York against United States cigarette manufacturers, including RJR Tobacco. Simon (formerly Sturgeon)
v. Philip Morris, Inc., United States District Court for the Eastern District of New York, Case No. CV 99 1988. On November 6, 2000, the trial court denied certification of this purported class defined as all persons residing in the United States, or who were residents at the time of their death, who had a 20-pack-per-year history of smoking, and who had a timely claim as of April 9, 1999, for personal injury or wrongful death arising from lung cancer. This case is now part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         In April 1999, a class action was filed in Alabama on behalf of all minors in the States of Alabama who smoke, against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Julian v. Philip Morris Cos., Inc., Circuit Court, Montgomery County, Case No. CV-1999-1245-GR. Defendants removed this case to federal court on May 19, 1999. Plaintiffs filed their motion to remand the case on June 17, 1999, which the court granted on August 26, 1999. The case has been inactive since the court's remand ruling in August 26, 1999.

         In July 1999, a class action was filed in Tel Aviv, Israel, on behalf of "[A]ll `Israeli Cigarette Consumers' who purchased and/or owned cigarettes marketed and/or manufactured and/or distributed by the defendants at any time until filing of the claim or until rendering of judgment." Defendants named in the complaint are United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. This case was not served until August 2001. There has been no activity since service.

         In February 2000, a class action was filed in Illinois on behalf of all Illinois residents who purchased and consumed Doral Lights, but who do not have a claim for personal injury, against RJR Tobacco and RJR. Turner (f/k/a Wallace)
v. R. J. Reynolds Tobacco Co., Circuit Court, Madison County, Case No. 00-L-113. RJR Tobacco filed its answer to plaintiffs' complaint on April 11, 2000. Discovery is proceeding. On November 14, 2001, an Illinois circuit court judge certified a class defined as "[a]ll persons who purchased defendants' Doral Lights, Winston Lights, Salem Lights and Camel Lights, in Illinois, for personal consumption, between the first date that defendants sold Doral Lights, Winston Lights, Salem Lights and Camel Lights through the date the court certifies this suit as a class action . . . ." Trial is scheduled for March 27, 2003.

         In February 2000, a class action was filed in Tennessee on behalf of residents of Tennessee who suffer from nicotine addiction, against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Temple v. State of Tennessee, United States District Court for the Middle District of Tennessee, Case No. 3-00-126. On October 17, 2001, certain defendants, including RJR Tobacco and RJR, filed a motion to dismiss. Plaintiffs filed a motion to amend complaint on October 18, 2001. No rulings have been issued on the several pending motions.

         In March 2000, a class action was filed in Missouri on behalf of all Missouri residents who smoked Winston Lights, Salem Lights, or Camel Lights, but have no claim for personal injury, against RJR Tobacco and

RJR. Collora v. R. J. Reynolds Tobacco Co., Circuit Court, St. Louis County, Case No. 002-732. Discovery is proceeding.

         In March 2000, a class action was filed in Illinois on behalf of all U.S. citizens who have suffered from tobacco-related disease, illness or injury, against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Force v. American Tobacco Co., Inc., United States District Court for the Southern District of Illinois, Case No. 00-215-GPM. Plaintiffs filed a motion to transfer this case to the United States District Court for the Eastern District of New York, before Judge Weinstein, on December 5, 2000. On December 18, 2000, the motion to transfer was denied. On January 8, 2001, plaintiffs voluntarily dismissed their complaint.

         In April 2000, a class action was filed in New York on behalf of all smokers who have claims for personal injury, medical monitoring, higher insurance premiums or less insurance coverage, against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Decie v. American Tobacco Co., Inc., United States District Court for the Eastern District of New York, Case No. 00 CV 2340. The parties have stipulated that defendants have up to and including April 22, 2002 to answer plaintiffs' complaint. This case is part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are
(1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason
v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         In June 2000, a class action was filed in Florida on behalf of all persons who were diagnosed after July 15, 1997 with lung cancer, throat cancer, or cancer of the oral cavity, against United States cigarette manufacturers, including RJR Tobacco. Arntiz v. Philip Morris, Inc., Circuit Court, Hillsborough County, Case No. 00-4208-DIV. H. Plaintiffs filed a motion for class certification on July 3, 2000. Defendants filed an answer to plaintiffs' complaint on November 30, 2000. Plaintiff filed a motion to transfer this matter to Division "D" (Trial Division) on January 10, 2000, which the court granted on January 25, 2001. On February 5, 2001, plaintiff filed a motion to sever and abate.

         In July 2000, a class action was filed in Massachusetts against United States cigarette manufacturers, including RJR Tobacco. The purported class was defined as all persons who smoked cigarettes while a minor and a resident of Massachusetts between 1970 and the date of the complaint, and who now wish to quit smoking. Lewis v. Philip Morris, Inc., United States District Court for the District of Massachusetts, Case No. 00-12089-RWZ. Defendants' filed a motion to dismiss on November 15, 2000. On January 18, 2001, the court granted plaintiffs' motion for voluntary dismissal without prejudice.

         In July 2000, a class action was filed in Massachusetts against United States cigarette manufacturers, including RJR Tobacco, on behalf of a purported class of persons who purchased cigarettes in the United States, who developed an addiction to nicotine prior to January 1, 1964, and who have been diagnosed with lung cancer within three years of the filing of this action (July 18, 2000). National Tobacco Consumers' Group Number 2 v. R. J. Reynolds Tobacco Co., United States District Court for the District of Massachusetts, Case No. 00CV11408RGS. Plaintiffs filed a motion with the court on November 6, 2000, to transfer this case to the United States District Court for the Eastern District of New York, before Judge Weinstein, which the court denied on November 27, 2000. On March 20, 2001, plaintiffs agreed to voluntarily dismiss the case without prejudice. The federal district court granted plaintiffs' motion to dismiss on March 26, 2001.

         In August 2000, a class action was filed in New York on behalf of all smokers diagnosed with certain diseases alleged to be linked to smoking, against United States cigarette manufacturers, including RJR Tobacco, and parent companies of United States cigarette manufacturers, including RJR. Ebert v. Philip Morris, Inc., United States District Court for the Eastern District of New York, Case No. 00 CV 4632. Neither RJR Tobacco nor RJR have been served with plaintiffs' complaint. This case is part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         In September 2000, a consolidated class action complaint was filed in New York on behalf of all tobacco litigation before Judge Weinstein, focusing on punitive damages, against United States cigarette manufacturers, including RJR Tobacco, and various parent companies of United States cigarette manufacturers, including RJR. In re Simon II Litigation, United States District Court for the Eastern District of New York, Case No. CV 00-5332. On December 22, 2000, plaintiffs amended their complaint and filed their motion for class certification. No ruling has been issued. The Court has stated that it believes test-case trials of individual smokers are necessary before it can determine the plaintiffs' pending certification motion. Following the Court's directive, Simon II plaintiffs' counsel filed a new complaint in January 2002, Browne v. Philip Morris USA, Case No. CV-02-599, in the United States District Court for the Eastern District of New York. The complaint names individual smokers alleging various smoking related injuries as plaintiffs. Counsel for all parties have proposed to the trial court a briefing schedule for an intended venue transfer motion by defendants (each plaintiff is alleged to be a Florida resident) and a motion for consolidation by plaintiffs. The proposed schedule, which the Court has not yet approved, would have these motions fully briefed by April 26, 2002. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         In September 2000, a class action was filed in Michigan against United States cigarette manufacturers, including RJR Tobacco, on behalf of persons in the State of Michigan (excluding federal, state and local governmental entities and political subdivisions) who purchase cigarettes manufactured by the defendants. Vandermeulen v. Philip Morris, Inc., Circuit Court, Wayne County, Case No. 00-74582. Defendants removed this action to the United States District Court for the Eastern District of Michigan on October 13, 2000. On December 13, 2000, plaintiffs filed a motion to remand the case to the Circuit Court of Wayne County. Plaintiff filed a motion for class certification on September 25, 2000. The motion to remand the case to the Wayne County Circuit Court was granted on May 10, 2001. On February 7, 2002, the court entered a scheduling order that provides for class certification discovery to be completed by August 24, 2002. Argument on class certification is scheduled for December 12, 2002. All discovery is stayed, except discovery relating to class certification, pending the ruling on class certification.

         In May 2001, a class action was filed in the District of Columbia against United States cigarette manufacturers, including RJR Tobacco, on behalf of "[a]ll natural persons under 22 years of age (i.e. persons who have not reached their 22nd birthday) as of the filing of this action who purchased cigarettes or other tobacco products manufactured by any of the defendants for their own use while under age and residing within the United States. (For purposes of this action, "under age" means below the legal age for the sale of such products.) The class does not include defendants, their employees, directors, officers or agents." Sims v. Philip Morris, Inc., United States District Court for the District of Columbia, Case No. 1:01CV01107. On November 19, 2001, plaintiffs filed a motion for class certification.

         In May 2001, a class action was filed in Pennsylvania against United States cigarette manufacturers, including RJR Tobacco, on behalf of residents of the State of Pennsylvania who desire to recover unreimbursed costs for health care provided in the past, health care currently being provided, and future health care to be provided to Medicaid, medically indigent and non-paying patients suffering from tobacco related illnesses. The case was voluntarily dismissed on October 30, 2001.

                           WHOLESALER ANTITRUST CASES

         Plaintiffs in these lawsuits are tobacco wholesalers who are suing United States cigarette manufacturers, including RJR Tobacco, and in some cases, parent companies of United States cigarette manufacturers, including RJR, alleging that cigarette manufacturers combined and conspired to set the price of cigarettes, in violation of antitrust statutes and various state unfair business practices statutes, as a result of which plaintiffs suffered economic injury. In all cases, plaintiffs are asking the court to certify the lawsuits as class actions, and to allow the respective plaintiffs to pursue the lawsuits as representatives of other persons in the United States, and throughout the world, that purchased cigarettes directly from one or more of the defendants.

         A.D. Bedell Wholesale Co., Inc. v. Philip Morris, Inc., 3rd Circuit Court of Appeals, Pittsburgh, Pennsylvania, Case No. 00-3410, was filed in April 1999. On March 22, 2000 the court granted defendants' motion to dismiss. On April 11, 2000, plaintiff and the remaining defendant consented to the dismissal of the remaining claim. Plaintiff filed an appeal in the United States Court of Appeals for the Third Circuit on April 18, 2000. The Third Circuit affirmed the district court's dismissal on June 19, 2001. On July 2, 2001, plaintiff filed a petition for rehearing, which was denied on July 24, 2001. On October 19, 2001, plaintiff filed a petition for writ of certiorari in the United States Supreme Court. This writ was denied on January 7, 2002.

         Smith v. Philip Morris Cos., Inc., District Court, Seward County, Kansas, Case No. 00-CV-26, was filed on February 7, 2000. Defendants filed motions to dismiss in May 2000, which were denied in November 2000. Plaintiff's motion for class certification was granted on November 15, 2001. A case management conference is scheduled for February 2002.

         Buffalo Tobacco Products, Inc. v. Philip Morris Cos., Inc., United States District Court for the Northern District of Georgia, Case No. 1:00cv001445, was filed in February 2000. The case was transferred to Judge Forrester on June 7, 2000, to be consolidated into the MDL 1342 proceeding. On July 28, 2000, plaintiff filed a consolidated amended class action complaint which consolidated this case with other cases pending in the MDL 1342 proceeding.

         Serrone v. Philip Morris Cos., Inc., Circuit Court, Wayne County, Michigan, Case No. 00-4035 CZ, was filed in February 2000. Defendants filed motions to dismiss in June 2000, which were granted in part and denied in part by the court in July 2001. RJR Tobacco filed answer to the complaint on August 3, 2001. Plaintiff filed a motion for class certification in August 2001, which remains pending. A status conference is scheduled for February 25, 2002.

         Brownstein v. Philip Morris Cos., Inc., Circuit Court, Broward County, Florida, Case No. 00002212 03, was filed in February 2000. Defendants filed motions to dismiss in June 2000, which remain pending.

         Greer v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 309826, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco filed answer to the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Withers v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Tennessee, Case No. 17-194-I, was filed in February 2000. Defendants filed motions to dismiss in June 2000. On July 17, 2001, plaintiff filed a motion for an order of voluntary dismissal, requesting that the court dismiss this action due to the death of the class representative. An order was entered dismissing this action on July 31, 2001.

         Lennon v. Philip Morris Cos., Inc., Superior Court, New York County, New York, Case No. 102396, was filed on February 9, 2000. Defendants filed motions to dismiss in June 2000, which were granted by the court on October 9, 2001.

         Munoz v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 309834, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco filed answer to the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Gray v. Philip Morris Cos., Inc., Superior Court, Pima County, Arizona, Case No. C20000781, was filed in February 2000. On February 28, 2001, the court granted defendants' motion to dismiss. On May 31, 2001, plaintiff filed a notice of appeal to the Arizona Court of Appeals (Division 2). Briefing was completed on January 28, 2002.

         Morse v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 822825-9, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco filed answer to the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Ludke v. Philip Morris Inc., District Court, Hennepin County, Minnesota, Case No. MC001954, was filed in February 2000. Defendants filed motions to dismiss in June 2000, which were granted in part and denied in part by the court in December 2000. Plaintiff filed a second amended complaint on January 30, 2001. Plaintiff filed a motion for class certification on February 15, 2001, which was denied on November 21, 2001. Defendants filed answers to the second amended complaint in December 2001.

         Sullivan v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 823162-8, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Ulan v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 823160-0, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Teitler v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 823161-9, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Williamson Oil Co. v. Philip Morris Cos., Inc., United States District Court for the Northern District of Georgia, Case No. 1:00cv00447, was filed in February 2000. The case was transferred to Judge Forrester on June 7, 2000, to be consolidated into the MDL 1342 proceeding. On July 28, 2000, plaintiff filed a consolidated amended class action complaint which consolidated this case with other cases pending in the MDL 1342 proceeding.

         Sand v. Philip Morris Cos., Inc., Superior Court, Alameda County, California, Case No. BC225580, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Peirona vs. Philip Morris Cos., Inc., Superior Court, Alameda County, California, Case No. 310283, was filed in February 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Amsterdam Tobacco Corp. v. Philip Morris Cos., Inc., United States District Court for the Northern District of Georgia, Case No. 1:00cv001446, was filed in March 2000. The case was transferred to Judge Forrester on June 7, 2000, to be consolidated into the MDL 1342 proceeding. On July 28, 2000, plaintiff filed a consolidated amended class action complaint which consolidated this case with other cases pending in the MDL 1342 proceeding.

         Sylvester v. Philip Morris Cos., Inc., Superior Court, New York County, New York, Case No. 60100, was filed n March 2000. On October 9, 2001 the court granted defendants' motions to dismiss.

         I. Goldshlack Co. v. Philip Morris Cos., Inc., United States District Court for the Northern District of Georgia, Case No. 1:00cv01448, was filed in March 2000. The case was transferred to Judge Forrester on June 7, 2000, to be consolidated into the MDL 1342 proceeding. On July 28, 2000, plaintiff filed a consolidated amended class action complaint which consolidated this case with other cases pending in the MDL 1342 proceeding.

         Suwannee Swifty Stores v. Philip Morris Cos., Inc., United States District Court for the Northern District of Georgia, Case No. 1:00-CV-667, was filed in March 2000. The case was transferred to Judge Forrester on June 7, 2000, to be consolidated into the MDL 1342 proceeding. On July 28, 2000, plaintiff filed a consolidated amended class action complaint which consolidated this case with other cases pending in the MDL 1342 proceeding.

         Holiday Markets v. Philip Morris Cos., Inc., United States District Court for the Northern District of Georgia, Case No. 1:00cv00707, was filed in March 2000. The case was transferred to Judge Forrester on June 7, 2000, to be consolidated into the MDL 1342 proceeding. On July 28, 2000, plaintiff filed a consolidated amended class action complaint which consolidated this case with other cases pending in the MDL 1342 proceeding.

         Taylor v. Philip Morris Cos., Inc., Superior Court, Cumberland County, Maine, Case No. CV-00-203, was filed in March 2000. Defendants filed motions to dismiss in June 2000, which the court granted in part and denied in part in May 2001. Defendants filed answers to the complaint in June 2001. The court has ordered that the case will remain inactive until the next status conference in March 2002.

         Romero v. Philip Morris Cos., Inc., District Court, Rio Arriba County, New Mexico, Case No. 0-117-CV-2000-972, was filed in April 2000. Defendants filed motions to dismiss in June 2000, which the court granted in part and denied in part in January 2001. The parties have agreed that this case will remain inactive, and the deadline for defendants to answer the complaint has been postponed indefinitely.

         Belmonte v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 825112-1, was filed in April 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Belch v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 825115-8, was filed in April 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Shafer v. Philip Morris Cos., Inc., District Court, Morton County, North Dakota, Case No. 00-C-1231, was filed in April 2000. Defendants filed motions to dismiss in June 2000. This case was dismissed on December 4, 2001, upon the court's own motion. Plaintiff filed a motion to reopen the case on December 5, 2001.

         Swanson v. Philip Morris Cos., Inc., Circuit Court, Hughes County, South Dakota, Case No. 00-144, was filed in April 2000. Defendants filed motions to dismiss in June 2000, which the court took under advisement.

         Marcus Distributors v. Philip Morris Cos., Inc., United States District Court for the Southern District of Illinois, Case No. 00-319-GPM, was filed in April 2000. On June 14, 2000, plaintiff's motion for voluntarily dismissal was granted. The case was transferred to Judge Forrester on June 7, 2000, to be consolidated into the MDL 1342 proceeding. On July 28, 2000, plaintiff filed a consolidated amended class action complaint which consolidated this case with other cases pending in the MDL 1342 proceeding.

         Kissel v. Philip Morris Cos., Inc., Circuit Court, Brooke County, West Virginia, Case No. 00-C-82-RI, was filed in April 2000. Defendants filed motions to dismiss in June 2000, which the court denied on September 4, 2001. Defendants answered the complaint in October 2001.

         Cusatis v. Philip Morris Cos., Inc., Circuit Court, Milwaukee County, Wisconsin, Case No. 00CV003676, was filed in May 2000. RJR Tobacco answered the complaint on July 24, 2000. A status conference is set for February 2002.

         Customer Co. v. R. J. Reynolds Tobacco Co., United States District Court for the Northern District of California, Case No. C-00-1673, was filed in May 2000. RJR Tobacco answered the complaint on June 5, 2000. The parties agreed to settle the matter in January 2002.

         Barnes v. Philip Morris Cos., Inc., Superior Court, District of Columbia, Case No. 3678-00, was filed in May 2000. Defendants filed motions to dismiss in June 2000, which were granted by the court on April 6, 2001. Plaintiff filed a second amended complaint in May 2001, and defendants filed motions to dismiss the complaint in June 2001. The motions to dismiss are under submission, and defendants' answers to the second amended complaint will not be due until the court rules on the motions to dismiss.

         Campe v. R. J. Reynolds Tobacco Co, Superior Court, Alameda County, California, Case No. 826425-9, was filed in May 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Aguayo v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 826420-8, was filed in May 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Phillips v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 826421-7, was filed in May 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Lau v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 826852-9, was filed in May 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

         Pooler v. R. J. Reynolds Tobacco Co., District Court, Washoe County, Nevada, Case No. CV00-2674, was filed in June 2000. Plaintiff filed an amended complaint in August 2000, and a second amended complaint in October 2000. Defendants filed motions to dismiss in November 2000, which were denied by the court on April 4, 2001. RJR Tobacco answered the complaint on May 15, 2001.

         Baker v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 827675-3, was filed in June 2000. On May 31, 2000, the court consolidated this case with 14 other antitrust cases pending in California state court into Judicial Council Coordination Proceeding 4114. Plaintiff filed an amended complaint on September 1, 2000, and a second amended complaint on March 21, 2001. RJR Tobacco answered the second amended complaint on April 10, 2001. The parties have asked the court to schedule a status conference in May 2002.

                              TOBACCO GROWERS' CASE

         DeLoach v. Philip Morris Cos., Inc., United States District Court for the District of Columbia, Case No. 1:00CV00294, was filed on February 16, 2000. The class action complaint was filed on behalf of a putative class of all tobacco growers and tobacco allotment holders (some 5,930 of which are actually named in the first amended complaint). Plaintiffs' current theory, as reflected in their second amended complaint (which was filed on September 2, 2000), is that the defendants (Philip Morris, Inc., RJR Tobacco, Brown & Williamson Tobacco Corp. and Lorillard Tobacco Co.) engaged in bid-rigging of American tobacco auctions (both burley and flue-cured) beginning at least by 1996 and continuing to present. Defendants' actions are alleged to have held the auction prices of tobacco at artificially low prices resulting in damage to tobacco growers and allotment holders. In addition, plaintiffs allege that defendants have engaged in a conspiracy to force the elimination or destruction of the federal government's tobacco quota and price support program through an alleged illegal group boycott. On October 9, 2000, defendants filed a motion to dismiss the second amended complaint and a motion to transfer venue to the United States District Court for the Middle District of North Carolina. On November 30, 2000, the court granted the motion to transfer the case. On December 20, 2000, plaintiffs moved to amend the complaint to add leaf-buying companies as defendants. Plaintiffs' motion to certify the class remains pending.

                      HEALTH-CARE COST RECOVERY LITIGATION

         In certain of the pending proceedings, various local government entities and others seek reimbursement for health-care expenditures allegedly caused by tobacco products. The claims asserted in these health-care cost recovery actions vary. Generally, plaintiffs assert the equitable claim that the tobacco industry was "unjustly enriched" by plaintiffs' payment of health-care costs allegedly attributable to smoking and seek reimbursement of those costs. The plaintiffs also assert one or more of the following additional claims: the equitable claim of indemnity, common law claims of negligence, strict liability, breach of express and implied warranty, violation of a voluntary undertaking or special duty, fraud, negligent misrepresentation, conspiracy, public nuisance, claims under state and federal statutes governing consumer fraud, antitrust, deceptive trade practices and false advertising, and claims under federal or state RICO statutes.

         Each plaintiff seeks reimbursement of health-care costs. Other relief sought by some, but not all, plaintiffs includes punitive damages, treble damages for alleged antitrust law violations, injunctions prohibiting alleged marketing and sales to minors, disclosure of research, disgorgement of profits, funding of anti-smoking programs, disclosure of nicotine yields and payment of attorney and expert witness fees.

         The defendants, including RJR Tobacco, raise a variety of defenses, including: failure to state a valid claim, lack of benefit; adequate remedy at law; "unclean hands" (namely, that plaintiffs cannot recover because they participated in, and benefited from, the sale of cigarettes); lack of antitrust injury; federal preemption; and lack of proximate cause and statute of limitations. In addition, defendants argue that they should be entitled to "set-off" any alleged damages to the extent a governmental entity benefits economically from the sale of cigarettes through the receipt of excise taxes or otherwise.

         Defendants also argue that these cases are improper because plaintiffs must proceed under principles of subrogation and assignment. Under traditional theories of recovery, a payor of medical costs (such as an insurer) can seek recovery of health-care costs from a third party solely by "standing in the shoes" of the injured party. Defendants argue that plaintiffs should be required to bring an action on behalf of each individual health-care recipient and should be subject to all defenses available against the allegedly injured party.

         The following cases are health-care cost recovery suits filed against RJR Tobacco and, in some cases, parent companies of United States cigarette manufacturers, including RJR, that were active in 2001. These cases have been further broken down as to the type of plaintiff involved.

                          STATE ATTORNEYS GENERAL CASES
                            HEALTH-CARE COST RECOVERY

         In June 1994, the Mississippi attorney general brought an action, Moore
v. American Tobacco Co., against various industry members, including RJR Tobacco. This case was brought on behalf of the state to recover state funds paid for health-care and medical and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. By making the state the plaintiff in the case and basing its claims on economic loss rather than personal injury, the state sought to avoid the defenses otherwise available against an individual plaintiff. Most other states, through their attorneys general or other state agencies, sued RJR Tobacco and other U.S. cigarette manufacturers based on similar theories. The cigarette manufacturer defendants, including RJR Tobacco, settled the first four of these cases scheduled to come to trial, those of Mississippi, Florida, Texas and Minnesota, by separate agreements between each state and those manufacturers in each case.

         On November 23, 1998, the major U.S. cigarette manufacturers, including RJR Tobacco, entered into the Master Settlement Agreement with attorneys general representing the remaining 46 states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas. The MSA became effective on November 12, 1999, when final approval of the settlement was achieved in 80% of the settling jurisdictions. As of October 17, 2000, final approval had been achieved in all 50 settling jurisdictions. The MSA settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and contains releases of various additional present and future claims.

                                CITY/COUNTY CASES
                            HEALTH-CARE COST RECOVERY

         Claims similar to those advanced in the state attorneys general actions have also been asserted by cities and/or counties in separate actions. In addition to the variety of substantive defenses described above, it is the industry's position that recovery in any such actions (if any) should be subject to the offset provisions of the MSA, and therefore, beyond the potential cost of defending these actions through trial, there should be no additional financial exposure as a result of these cases.

         Certain of the city/county cases have been dismissed in light of the approval of the MSA in the relevant jurisdictions. Others, however, were active during 2001, and remain pending to date.

         Los Angeles v. R. J. Reynolds Tobacco Co., superior Court, Los Angeles County, California, Case No. 707651, was filed in August 1996. On June 25, 2001, the parties stipulated to a dismissal which was approved by the court on June 27, 2001.

         California v. Philip Morris, Inc., Superior Court , San Francisco County, California, Case No. 980864, was filed in September 1996. On June 27, 2001, the court issued an order of dismissal.

         County of Cook v. Philip Morris, Inc., Circuit Court, Cook County, Illinois, Case No. 97-L-4550, was filed in April 1997. On December 10, 1999, certain defendants, including RJR Tobacco, filed a motion for summary judgment, which was denied on February 10, 2000. On December 20, 2000, certain defendants, including RJR Tobacco, filed a motion for judgment on the pleadings which was granted on August 8, 2001. Plaintiffs appealed the dismissal to the Illinois Appellate Court, First District, on September 5, 2001. Defendants noticed a cross-appeal to the appellate court on September 17, 2001, from the trial court's adverse rulings on defendants' motions to dismiss on the grounds of MSA release and lack of standing. The appellate court has not yet ruled.

         City of St. Louis v. American Tobacco Co., Inc., Circuit Court, St. Louis County, Missouri, Case No. 982-9652, was filed in November 1998. Defendants removed this case to the United States District Court for the Eastern District of Missouri on December 17, 1998. Plaintiffs filed a motion to remand, which was granted on July 2, 1999. On December 16, 1999, certain defendants filed a motion to dismiss the first amended petition. This motion was granted in part and denied in part on November 8, 2001. Defendants filed a writ of prohibition to the Missouri Court of Appeals, Eastern District, which sought review of the court's November 7, 2001, order. On December 19, 2001, the appellate court denied the petition for writ of prohibition. On January 11, 2002, the circuit court granted a stipulated motion to stay until 30 days after the final disposition by the Supreme Court of Missouri on defendants' petition for writ of prohibition (at this point, defendants' petition had not been filed with the Supreme Court). On January 23, 2002, defendants filed a petition for writ of prohibition with the Missouri Supreme Court.

         St. Louis County v. American Tobacco Co., Inc., Circuit Court, St. Louis County, Missouri, Case No. 982-9705, was filed in November 1998. On February 15, 2000, the court stayed this case. On January 9, 2001, the court extended the stay for a period of 30 days after the later of: (1) the date on which the Supreme Court of Missouri renders its decision on defendants-respondents' motion for rehearing in State ex rel. Nixon v. American Tobacco Co. (Case No. SC82992), or (2) the date in which the Circuit Court of the City of St. Louis renders its decision on defendants' motion to dismiss in City of St. Louis v. American Tobacco Co., Inc. (Case No. 982-9652) (discussed separately). The parties stipulated on January 3, 2002 that this action and all proceedings be stayed until 30 days after the Missouri Supreme Court renders its decision in City of St. Louis v. American Tobacco Co., Inc. (Case No. 982-9652) (discussed separately).

         County of Wayne v. Philip Morris, Inc., United States District Court for the Eastern District of Michigan, Case No. 99-76097, was filed in December 1999. Defendants removed the case to federal court on December 22, 1999. RJR Tobacco filed its answer to the complaint on December 23, 1999. On August 25, 2000, the federal court certified the following question of law to the Michigan Supreme Court: "Does the Michigan attorney general have the authority to bind/release claims of a Michigan county as part of a settlement agreement in an action that the attorney general brought on behalf of the State of Michigan?" On January 31, 2002, the Michigan Supreme Court ruled that the attorney general does have that authority. This case has been returned to the federal district court for further proceedings.

         County of McHenry v. Philip Morris, Inc., Circuit Court, Cook County, Illinois, Case No. 00L 7949, was filed in July 2000. Defendants removed the case to the United States District Court for the Northern District of Michigan on August 18, 2000. Plaintiffs moved to remand on August 30, 2000. On February 6, 2001, the federal court granted plaintiffs' motion to remand. Certain Defendants, including RJR Tobacco, filed a Motion for Judgment on the Pleadings on April 5, 2001. The State of Illinois filed a petition for leave to intervene on April 19, 2001. On April 22, 2001, the court stayed this action until further notice.

                                   UNION CASES
                            HEALTH-CARE COST RECOVERY

         Lawsuits have been brought by union trust funds against cigarette manufacturers, including RJR Tobacco and others (RJR in some cases), in state and federal courts across the country in the past four years. The funds seek recovery on an aggregate basis for their payment of medical expenses of their "participants" - union employees and their dependents -- allegedly injured by cigarettes. The complaints in these cases are substantially identical, and more than 20 of the cases purport to be class actions on behalf of all union funds in a particular state.

         Central Laborers Welfare Fund v. Philip Morris, Inc., Circuit Court, Madison County, Illinois, Case No. 97-L-516, was filed in June 1997. In October 1999, plaintiffs' counsel indicated that they were unsure as to whether to continue this case. To date, no decision has been made, and the case remains pending.

         Eastern States Health & Welfare Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/603869, was filed in July 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363,

IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Connecticut Pipe Trades Health Fund v. Philip Morris, Inc., United States District Court for the District of Connecticut, Case No. 397CV01305
(JBA), was filed in July 1997. On November 24, 1999, the parties' joint stipulation of dismissal was approved by the court. On July 10, 2000, the judge reopened this case and authorized the filing of plaintiffs' second amended complaint (April 10, 2000). Defendants filed a motion to dismiss on August 11, 2000, which was granted on March 21, 2001.

         Puerto Rican ILGWU Health & Welfare Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/604785, was filed in September 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         IBEW Local 25 Health & Welfare Benefit Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/122255, was filed in November 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         IBEW Local 363 Welfare Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/122254, was filed in November 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Long Island Regional Council of Carpenters Welfare Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/122258, was filed in November 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Local 840, International Brotherhood of Teamsters Health & Insurance Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/122256, was filed in November 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted in part, and denied in part, their motion. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Local 138, 138A, and 138B International Union of Operating Engineers Welfare Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/122257, was filed in November 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted in part, and denied in part, their motion. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Day Care Council Local 205 D.C. 1717 Welfare Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/606240, was filed in December 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Local 1199 National Benefit Fund for Health and Human Services Employees v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/606241, was filed in December 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island

Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Local 1199 Home Care Industry Benefit Fund v. Philip Morris, Inc., Supreme Court, New York County, New York, Case No. 97/606249, was filed in December 1997. On January 6, 1998, the judge issued an order stating that the group of similar union cases pending before the court (Eastern States, Puerto Rican ILGWU, IBEW Local 363, IBEW Local 25, Local 840, Local 138, 138A and 138B, Long Island Regional Council of Carpenters, Day Care Council-Local 205, Local 1199 National Benefit Fund, and Local 1199 Home Care Industry) were related for the purposes of pretrial discovery and would be assigned the same judge. On August 28, 1998, defendants filed a motion to dismiss. The court granted the motion in part, and denied it in part. On August 18, 1999, defendants filed a supplemental notice of motion to dismiss on statute of limitation grounds. On August 23, 1999, defendants filed a request for judicial intervention to dismiss this action because of delinquent discovery and inactivity. On March 3, 2000, the court granted defendants' motions to dismiss in the 10 union cases before it (referenced above). Plaintiffs appealed to the New York Supreme Court Appellate Division, First Department. The appellate court has not yet issued its ruling.

         Operating Engineers Local 12 Health & Welfare Fund v. American Tobacco Co., Inc., Superior Court, Los Angeles County, California, Case No. BC 177968, was filed in December 1997. On July 26, 1999, the court granted plaintiffs' motion to consolidate several similar cases, pending before the same judge, with this case designated as the lead and controlling case. On February 26, 1999, the court ruled that the California immunity statute barred claims of fraudulent concealment. On March 10, 2000, the trial court determined that, to the extent plaintiffs' complaint sought monetary relief, such relief was beyond the scope of the statute that authorized their remaining claims, although injunctive relief was still available. Plaintiffs chose not to pursue injunctive relief, and, on April 4, 2000, filed an ex parte motion for dismissal of all claims with prejudice as to all defendants, which the court granted on April 10, 2000. On April 11, 2000, plaintiff appealed various rulings of the trial court to the Court of Appeals of the State of California, Fourth Appellate District. On October 25, 2001, the California Court of Appeals affirmed the dismissal. On January 25, 2002, the California Supreme Court accepted plaintiffs' petition for review on a "grant and hold" basis.

         Operating Engineers Local 324 Health Care Fund v. Philip Morris, Inc., United States District Court for the Eastern District of Michigan, Southern Division, Case No. 5:98-CV-60020, was filed in December 1997. On February 26, 1999, the court granted defendants' motion to dismiss plaintiffs' first amended complaint. Plaintiffs appealed the dismissal to the Michigan Court of Appeals. On June 13, 2001, the parties agreed to dismiss plaintiffs' appeal.

         Steamfitters Local Union No. 614 Health and Welfare Fund v. Philip Morris, Inc., Circuit Court, Shelby County, Tennessee, Case No. 92260-2, was filed in January 1998. On January 29, 1999, the trial court granted in part and denied in part defendants' motion to dismiss. On September 26, 2000, the Tennessee Court of Appeals (1) affirmed the trial court's dismissal of the antitrust claim, (2) reversed the trial court's denial of the motion to dismiss the remaining claims, finding the plaintiffs' alleged injuries are too remote, as a matter of law, to permit recovery, and (3) remanded the case to the trial court for dismissal of plaintiffs' complaint.

         National Asbestos Workers Medical Fund v. Philip Morris, Inc., United States District Court for the Eastern District of New York, Case No. CV 98 1492, was filed in February 1998. On October 19, 1998, the court denied defendants' motion to dismiss. This case is part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No.

98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         Service Employees International Union Health & Welfare Fund v. Philip Morris, Inc., United States District Court for the District of Columbia, Case No. 1:98CV00704-GK, was filed in March 1998. On December 21, 1999, the federal district court in the District of Columbia denied defendants' motions to dismiss in three Washington, D.C. union cases consolidated for pretrial purposes -- (1) Michael H. Holland; (2) Service Employees International Union; and (3) S.E.I.U. Local 74. Defendants appealed the decision to the United States Court of Appeals for the District of Columbia. On May 22, 2001, the D.C. Court of Appeals reversed the federal district court's ruling that denied in part defendants' motion to dismiss, and affirmed the portion of the ruling that dismissed the bulk of plaintiffs' claims in these cases. In the same opinion, the court reversed the district court's ruling that denied defendants' motion to dismiss the RICO and fraud claims in Sheet Metal Workers Trust Fund v. Philip Morris, Inc., which had been consolidated with the first three cases for purposes of pretrial discovery. The result of the D.C. Circuit's ruling is that all claims in these four cases, as well as several additional union trust fund cases that had also been consolidated for purposes of the appeal, were dismissed. On June 21, 2001, plaintiffs filed a petition for rehearing en banc which was denied on July 13, 2001. On August 20, 2001, plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court, which was denied on October 29, 2001.

         S.E.I.U. Local 74 Welfare Fund v. Philip Morris, Inc., United States District Court for the District of Columbia, Case No. 1:98CV01569, was filed in June 1998. On December 21, 1999, the federal district court in the District of Columbia denied defendants' motions to dismiss in three Washington, D.C. union cases consolidated for pretrial purposes -- (1) Michael H. Holland; (2) Service Employees International Union; and (3) S.E.I.U. Local 74. Defendants appealed the decision to the United States Court of Appeals for the District of Columbia. On May 22, 2001, the D.C. Court of Appeals reversed the federal district court's ruling that denied in part defendants' motion to dismiss, and affirmed the portion of the ruling that dismissed the bulk of plaintiffs' claims in these cases. In the same opinion, the court reversed the district court's ruling that denied defendants' motion to dismiss the RICO and fraud claims in Sheet Metal Workers Trust Fund v. Philip Morris, Inc., which had been consolidated with the first three cases for purposes of pretrial discovery. The result of the D.C. Circuit's ruling is that all claims in these four cases, as well as several additional union trust fund cases that had also been consolidated for purposes of the appeal, were dismissed. On June 21, 2001, plaintiffs filed a petition for rehearing en banc which was denied on July 13, 2001. On August 20, 2001, plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court, which was denied on October 29, 2001.

         Holland v. Philip Morris, Inc., United States District Court for the District of Columbia, Case No. 1:98CV01716, was filed in August 1998 On December 21, 1999, the federal district court in the District of Columbia denied defendants' motions to dismiss in three Washington, D.C. union cases consolidated for pretrial purposes -- (1) Michael H. Holland; (2) Service Employees International Union; and (3) S.E.I.U. Local 74. Defendants appealed the decision to the United States Court of Appeals for the District of Columbia. On May 22, 2001, the D.C. Court of Appeals reversed the federal district court's ruling that denied in part defendants' motion to dismiss, and affirmed the portion of the ruling that dismissed the bulk of plaintiffs' claims in these cases. In the same opinion, the court reversed the district court's ruling that denied defendants' motion to dismiss the RICO and fraud claims in Sheet Metal Workers Trust Fund v. Philip Morris, Inc., which had been consolidated with the first three cases for purposes of pretrial discovery. The result of the D.C. Circuit's ruling is that all claims in these four cases, as well as several additional union trust fund cases that had also been consolidated for purposes of the appeal, were dismissed. On June 21, 2001, plaintiffs filed a petition for rehearing en banc which was denied on July 13, 2001. On August 20, 2001, plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court, which was denied on October 29, 2001.

         Sheet Metal Workers Trust Fund v. Philip Morris, Inc., United States District Court for the District of Columbia, Case No. 1:99CV02326, was filed in August 1999. On December 21, 1999, the federal district court in the District of Columbia denied defendants' motions to dismiss in three Washington, D.C. union cases (each discussed separately) consolidated for pretrial purposes -- (1) Holland v. Philip Morris, Inc.; (2) Service Employees International Union Health & Welfare Fund v. Philip Morris, Inc.; and (3) S.E.I.U. Local 74 Welfare Fund v. Philip Morris, Inc. Defendants appealed the decision to the United States Court of Appeals for the District of Columbia. On May 22, 2001, the D.C. Court of Appeals reversed the federal district court's ruling that denied in part defendants' motion to dismiss, and affirmed the portion of the ruling that dismissed the bulk of plaintiffs' claims in these cases. In the same opinion, the court reversed the district court's ruling that denied defendants' motion to dismiss the RICO and fraud claims in Sheet Metal Workers which had been consolidated with the first three cases for purposes of pretrial discovery. The result of the D.C. Circuit's ruling is that all claims in these four cases, as well as several additional union trust fund cases that had also been consolidated for purposes of the appeal, were dismissed. On June 21, 2001, plaintiffs filed a petition for rehearing en banc which was denied on July 13, 2001. On August 20, 2001, plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court, which was denied on October 29, 2001.

         HELP Bergeron v. Philip Morris, Inc., United States District Court for the Eastern District of New York, Case No. CV 99 6142, was filed in September 1999. This case is part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

                          INSURERS/SELF-INSURERS CASES
                            HEALTH-CARE COST RECOVERY

         Claims for recovery of health care costs also have been filed by four groups of health-care insurers, as well as a private entity that operates its employee health-care programs on a self-insured basis. The claims advanced in these cases are comparable to those advanced in the union health-care cost recovery actions.

         Group Health Plan v. Philip Morris, Inc., United States District Court for the District of Minnesota, Case No. 98-CV-1036, was filed in March 1998. On January 25, 2000, a federal district judge in Minnesota dismissed all claims, except a state antitrust claim and a conspiracy claim. Oral argument on questions certified to the Supreme Court of the State of Minnesota was heard on June 1, 2000. On January 11, 2001, the Supreme Court of Minnesota ruled that these claims can go forward. On January 31, 2002, defendants' motion for summary judgment was granted and the case dismissed.

         Regence Blueshield v. Philip Morris, Inc., United States District Court for the Western District of Washington, Case No. C98-559R, was filed in April 1998. In January 6, 1999, the court granted certain defendants' motion to dismiss. On February 4, 1999, plaintiffs appealed this ruling to the United States Court of Appeals for the Ninth Circuit, which affirmed the district court's dismissal on February 28, 2001. Plaintiff petitioned the Ninth Circuit for a panel rehearing, which was denied on April 16, 2001.

         Blue Cross and Blue Shield of New Jersey, Inc. v. Philip Morris, Inc., United States District Court for the Eastern District of New York, Case No. CV 98 3287, was filed in April 1998. On February 25, 1999, the trial court denied certain defendants' motions to dismiss for failure to state a claim and failure to join necessary parties. Trial with respect to the claims of Empire Blue Cross and Blue Shield began on March 19, 2001. On June 6, 2001, a federal court jury in Brooklyn returned a verdict in favor of RJR Tobacco and other tobacco defendants on common law fraud and civil RICO claims, but found for the plaintiff, Empire Blue Cross and Blue Shield, on a claim under a New York state deceptive business practices statute. Empire pursued its claims against the defendants on behalf of itself directly, as well as on the behalf of its insureds, under a theory of subrogation. The jury verdict on the direct claim was less than $17.8 million, and the verdict on the subrogated claim was slightly more than $11.8 million. RJR Tobacco's portion of these amounts is $6.6 million and $4.4 million, respectively. Empire is not entitled to recover under both direct and subrogated claims; thus, Empire must elect one claim (and thus one jury verdict) or the other. The New York statute under which Empire recovered does not provide for punitive damages, but does allow for recovery of reasonable attorneys' fees. Plaintiff filed a motion for attorneys' fees on which a hearing is scheduled for December 10, 2001. On October 4, 2001, the court denied defendants' post-trial motions, entered final judgment in favor of Empire, yet retained jurisdiction to decide the attorneys' fees issue. RJR Tobacco and the other tobacco defendants appealed the final judgment to the United States Court of Appeals for the Second Circuit. All remaining claims of Blue Cross Blue Shield plans pending before the court are stayed during the appeals process.. This case is part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are
(1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason
v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         Medica v. Philip Morris, Inc., United States District Court for the District of Minnesota, Case No. 99-1739 PAM/JGL, was filed in November 1999. On January 25, 2000, a federal district judge in Minnesota dismissed all claims, except a state antitrust claim and a conspiracy claim. Oral argument on questions certified to the Supreme Court of the State of Minnesota was heard on June 1, 2000. On January 11, 2001, the Supreme Court of Minnesota ruled that these claims can go forward. On January 31, 2002, defendants' motion for summary judgment was granted, and the case was dismissed.

                          NATIVE AMERICAN TRIBAL CASES
                            HEALTH-CARE COST RECOVERY

         Crow Creek Sioux Tribe v. American Tobacco Co., Inc., Tribal Court of the Crow Creek Sioux, South Dakota, Case No. CV 97-9-82, was filed in September 1997. On January 29, 2000, the tribal court entered an order staying this case in its entirety for 540 days. Although the stay has expired, there has been no further activity in the case.

         Standing Rock Sioux Tribe v. American Tobacco Co., Inc., Standing Rock Sioux Tribal Court, North Dakota, was filed in May 1998. On March 1, 1999, defendants' motion to dismiss was denied. On January 21, 2000, the tribal court entered an order staying all proceedings until July 1, 2000. On May 1, 2000, the Standing Rock Sioux Supreme Court issued an order remanding the case to the tribal court. On May 24, 2000, the tribal court entered another stay order effective through November 30, 2000. There has been no further activity. On February 4, 2002, the court ordered the case to be dismissed without prejudice.

         Sisseton-Wahpeton Sioux Tribe v. American Tobacco Co., Inc., Sisseton-Wahpeton Sioux Tribal Court, North Dakota, Case No. C-98-89-54, was filed in May 1998. On November 2, 1999, the court granted in part and denied in part defendants' motion to dismiss plaintiffs' first amended complaint. On November 12, 1999, defendants filed a petition for intermediate appeal to the Northern Plains Intertribal Court of Appeals, which was granted on December 1, 1999. The appeals court issued a stay of these proceedings through March 31, 2001. Based on the ruling in the Acoma Pueblo case (discussed separately), defendants have asked plaintiff to dismiss this action. Defendants anticipate the Tribe will authorize its counsel to sign a stipulation/order of voluntary dismissal.

         Pechanga Band of Luiseno Mission Indians v. Philip Morris, Inc., Superior Court, San Diego County, California, Case No. 725419, was filed in October 1998. On January 7, 2000, plaintiffs filed a second amended complaint. On February 7, 2000, RJR Tobacco filed its answer. On September 25, 2000, plaintiffs filed their motion for class certification, which was denied by the court on December 8, 2000. On January 10, 2001, plaintiffs filed requests for dismissal, which were entered as to all defendants.

         Acoma Pueblo v. American Tobacco Co., United States District Court for the District of New Mexico, Case No. CIV 991049 WWD, was filed in June 1999. On September 27, 1999, certain defendants filed a motion to dismiss. On November 18, 1999, the court entered an order staying this case until July 1, 2000. On December 14, 2000, plaintiffs filed a motion to remand which was denied on February 20, 2001. Plaintiffs filed an amended complaint on June 8, 2001. On July 30, 2001, all claims were dismissed without prejudice. On November 1, 2001, an amended order was filed, which dismissed all claims with prejudice and denied plaintiff's motion for reconsideration.

         Navajo Nation v. Philip Morris, Inc., Navajo Nation District Court, Arizona, Case No. WR-CV:449-99, was filed in August 1999. This case was filed on August 11, 1999. On October 20, 1999, defendants filed a motion to dismiss plaintiffs' complaint, to which plaintiffs have filed their opposition. Defendants filed a reply brief on January 21, 2000. On January 25, 2002, the court granted defendants' motion to dismiss all claims, except the product liability claim.

         Alabama Coushatta Tribe of Texas v. American Tobacco Co., United States District Court for the Eastern District of Texas, Case No. 1:00CV-596, was filed in August 2000. Defendants, including RJR Tobacco, filed a motion to dismiss on October 10, 2000. On August 30, 2001, the court granted, with prejudice, defendants' motion to dismiss. On September 25, 2001, plaintiff noticed an appeal to the United States Court of Appeals for the Fifth Circuit. On January 28, 2002, plaintiffs-appellants filed their opening brief.

                               INTERNATIONAL CASES
                            HEALTH-CARE COST RECOVERY

         A number of foreign countries have filed suit in state and federal courts in the United States against RJR Tobacco and other tobacco industry defendants to recover funds for health-care and medical and other assistance paid by those foreign governments to their citizens suffering from diseases and conditions allegedly related to tobacco use. Of the 30 cases currently pending, 4 are pending in state court and 26 are pending in federal court. 24 federal court cases have been transferred by the Panel on Multi-District Litigation (referred to in this Exhibit 99.1 as the MDL Panel) to the District Court of the District of Columbia. Other foreign governments and entities have stated that they are considering filing such actions in the United States. In addition, the Republic of the Marshall Islands has brought a health-care cost recovery lawsuit in the Marshall Islands against RJR Tobacco and other cigarette manufacturers. Pursuant to the terms of the 1999 sale of RJR's international tobacco business, Japan Tobacco Inc. assumed RJR Tobacco's liability, if any, in these cases.

         Republic of the Marshall Islands v. American Tobacco Co., Inc., High Court, Marshall Islands, Case No. 1997-261, was filed in October 1997. On January 7, 2000, plaintiff filed a second amended complaint. On February 22, 2001 the High Court of the Marshall Islands granted defendants' motion for summary judgment in part, dismissing all plaintiff's claims except for those pertaining to the Consumer Protection Act. On May 18, 2001, the parties agreed to dismiss the remaining cause of action. On June 4, 2001, the High Court of the Marshall Islands entered final judgment. On June 27, 2001, plaintiff noticed an appeal to the Supreme Court of the Republic of the Marshall Islands. On July 3, 2001, defendants filed a notice of cross appeal. Oral argument on the appeal is scheduled for April 17-19, 2002.

         Panama v. American Tobacco Co., Inc., United States District Court for the District of Columbia, Case No. 00-2681, was filed in October 1998. This case was removed by defendants to the United States District Court for the Eastern District of Louisiana on November 5, 1998. On December 4, 1998, plaintiffs filed a motion to remand the case to state court, which was granted on May 28, 1999 (before the cases in federal court were consolidated under the Multi-District Litigation rules). Defendants appealed this ruling to the United States Court of Appeals for the Fifth Circuit on June 25, 1999, and further moved the federal district court, on August 30, 1999, for a stay pending the appeal. On July 17, 2000, the Fifth Circuit reversed the federal court's remand decision, and the case was returned to federal court. On August 21, 2000, a conditional MDL transfer order was issued, moving the case to the United States District Court for the District of Columbia for inclusion in the MDL consolidation. On December 20, 2000, Judge Friedman stayed all proceedings in this case, pending the D.C. Court of Appeals' rulings on the appeals and mandamus petitions in other cases.

         Bolivia v. Philip Morris, Cos., Inc., United States District Court for the District of Columbia, Case No. 1:99-0586-PLF, was filed in January 1999. On February 19, 1999, defendants removed this case to the United States District Court for the Southern District of Texas, Galveston Division. On March 1, 1999, the Texas federal court transferred this case to Judge Friedman in the United States District Court for the District of Columbia. On March 18, 1999, plaintiff filed a motion to remand the case to the Texas state court. On June 10, 1999, this case was consolidated with the other foreign government cases pending in federal courts under the MDL procedures. RJR Tobacco filed its answer to plaintiff's complaint on September 3, 1999. On June 12, 2000, Judge Friedman ruled that diversity exists in this case, and ordered limited discovery on whether Liggett's failure to consent to removal should be disregarded. On January 3, 2001, Judge Friedman denied plaintiff's motion to add British American

Tobacco Company as a defendant. He further ordered additional deposition discovery of Bolivia's and Liggett's counsel concerning Liggett's failure to consent to removal. These depositions have been taken. Defendants filed a supplemental opposition to the motion to remand on August 22, 2001.

         Venezuela v. Philip Morris Cos., Inc., Circuit Court, Dade County, Miami Division, Case No. 99-1943CA25, was filed in January 1999. Defendants (except Liggett) removed the case to the United States District Court for the Southern District of Florida on February 26, 1999. A conditional transfer order to the MDL Panel before Judge Friedman of the United States District Court for the District of Columbia was filed on June 10, 1999. Defendants answered plaintiff's complaint on January 3, 2000. Plaintiff moved to remand the case, which Judge Friedman granted on June 12, 2000. Defendants appealed the ruling to the United States Court of Appeals for the District of Columbia on July 12, 2000. On October 11, 2000, the D.C. Court of Appeals ordered that defendants' appeal be treated as a petition for a writ of mandamus. Identical orders were entered in the pending appeals of remand orders in the Espirito Santo, Goias and Venezuela cases. Defendants filed their memorandum on October 30, 2000. Defendants also petitioned for advisory mandamus in both the Russia and Mato Grosso do Sul cases, asking for appellate guidance from the D.C. Circuit with respect to federal jurisdiction, and requested consolidation of the mandamus petitions in the six pertinent cases: (1) Russia, (2) Mato Grosso do Sul, (3) Ecuador, (4) Venezuela, (5) Goias, and (6) Espirito Santo. On January 24, 2001, the D.C. Circuit reconverted the mandamus petitions in Ecuador, Espirito Santo, Goias and Venezuela into appeals and consolidated all six cases. Appellate briefing is complete, and oral argument was heard on October 16, 2001. The D.C. Circuit has not yet ruled on this appeal. On November 20, 2001, Dade County Circuit Judge Shapiro granted defendants' motion to dismiss and dismissed this action with prejudice, ruling that plaintiff's claims were too remote, indirect and derivative to survive. Plaintiff appealed Judge Shapiro's order to the District Court of Appeal of Florida, Third District, on December 19, 2001.

         Rio de Janeiro v. Philip Morris Cos., Inc., District Court, Angelina County, Texas, Case No. 32198-99-7, was filed in July 1999. Defendants removed this case to federal district court on August 11, 1999. Plaintiffs filed a motion to remand on August 16, 1999. A conditional transfer order to the MDL Panel was filed on August 30, 1999. Defendants also filed a motion to stay the proceedings pending transfer of this case to the MDL Panel on August 30. On September 14, 1999, this case was remanded back to Angelina County District Court. On September 15, 1999, the conditional transfer order was vacated. On September 24, 1999, defendants appealed the remand ruling to the United States Court of Appeals for the Fifth Circuit, which, on January 22, 2001, dismissed defendants' appeal. In May 2001, defendants filed motions to dismiss for lack of jurisdiction, which are set for hearing in March 2002. On December 3, 2001, the parties stipulated to the dismissal of the parent companies.

         Goias v. Philip Morris Cos., Inc., Circuit Court, Dade County, Florida, Case No. 99-24202 CA 02, was filed in October 1999. Defendants (except Liggett) removed this case to federal court, moved for a stay of the proceedings and initiated the process for MDL consolidation before Judge Friedman of the United States District Court for the District of Columbia, on November 10, 1999. On December 6, 1999, the federal court stayed the case, pending a ruling on the MDL consolidation. Defendants filed answers to the complaint on December 8, 1999. On December 10, 1999, the federal court stayed the case, pending a ruling on the MDL consolidation. The case was conditionally transferred to be consolidated into the MDL proceedings on December 22, 1999. Judge Friedman remanded the case to the Circuit Court of Dade County on July 10, 2000. Defendants appealed the remand decision to the United States Court of Appeals for the District of Columbia on July 20, 2000. On October 11, 2000, the D.C. Court of Appeals ordered that defendants' appeal be treated as a petition for a writ of mandamus. Identical orders were entered in the pending appeals of remand orders in the Espirito Santo, Goias and Venezuela cases. Defendants filed their memorandum on October 30, 2000. Defendants also petitioned for advisory mandamus in both the Russia and Mato Grosso do Sul cases, asking for appellate guidance from the D.C. Circuit with respect to federal jurisdiction, and requested consolidation of the mandamus petitions in the six pertinent cases: (1) Russia, (2) Mato Grosso do Sul, (3) Ecuador, (4) Venezuela, (5) Goias, and (6) Espirito Santo. On January 24, 2001, the D.C. Circuit reconverted the mandamus petitions in Ecuador, Espirito Santo, Goias and Venezuela into appeals and consolidated all six cases. Appellate briefing is complete, and oral argument was heard on October 16, 2001. The D.C. Circuit has not yet ruled on this appeal. Defendants have filed dispositive motions in Dade County Circuit Court which remain pending.

         Ukraine v. American Brands, Inc., United States District Court for the District of Columbia, Case No. 99cv03080 PLF, was filed in November 1999. Defendants filed answers to the complaint on December 17, 1999.

On December 23, 1999, this case was transferred to the United States District Court for the District of Columbia for inclusion in the consolidated MDL proceedings before Judge Friedman. Judge Friedman dismissed plaintiff's case on March 31, 2000. Ukraine appealed to the United States Court of Appeals for the District of Columbia on April 20, 2000, and this appeal was consolidated with the appeals in the Guatemala v. Philip Morris, Inc. (a case in which RJR Tobacco is not a defendant) and Nicaragua v. Philip Morris, Inc. (also a case in which RJR Tobacco is not a defendant) cases on May 8, 2000. The Court of Appeals for the District of Columbia Circuit affirmed Judge Friedman's dismissal on May 22, 2001. Plaintiff filed a petition for writ of certiorari in the United States Supreme Court on August 20, 2001, which was denied on October 29, 2001.

         Ecuador v. Philip Morris Cos., Inc., Circuit Court, Dade County, Florida, Case No. 00-1951 CA 27, was filed in January 2000. RJR Tobacco answered the complaint on May 17, 2000. Defendants removed this case to federal court on May 25, 2000. The case was conditionally transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman remanded the case to the Circuit Court of Dade County on July 10, 2000. On July 20, 2000, defendants appealed the remand decision to the United States Court of Appeals for the District of Columbia. On October 11, 2000, the D.C. Court of Appeals ordered that defendants' appeal be treated as a petition for a writ of mandamus. Identical orders were entered in the pending appeals of remand orders in the Espirito Santo, Goias and Venezuela cases. Defendants filed their memorandum on October 30, 2000. Defendants also petitioned for advisory mandamus in both the Russia and Mato Grosso do Sul cases, asking for appellate guidance from the D.C. Circuit with respect to federal jurisdiction, and requested consolidation of the mandamus petitions in the six pertinent cases: (1) Russia, (2) Mato Grosso do Sul, (3) Ecuador, (4) Venezuela, (5) Goias, and (6) Espirito Santo. On January 24, 2001, the D.C. Circuit reconverted the mandamus petitions in Ecuador, Espirito Santo, Goias and Venezuela into appeals and consolidated all six cases. Appellate briefing is complete, and oral argument was heard on October 16, 2001. The D.C. Circuit has not yet ruled on this appeal. Meanwhile, in Florida state court, defendants filed motions for judgment on the pleadings and jurisdictional motions. On April 16, 2001, Dade County Circuit Judge Siegel orally granted defendants' motions to dismiss, and suggested that plaintiff may wish to consider refiling this action in another state. Plaintiff filed a notice of voluntary dismissal on April 16, 2001.

         Sao Paulo v. American Tobacco Co., Inc., District Court, Parish of Orleans, Louisiana, Case No. 2000-2058, was filed in February 2000. On March 24, 2000, defendants removed the case to the United States District Court for the Eastern District of Louisiana, moved for a stay of the proceedings, moved to recuse the judge, and requested MDL consolidation. On April 7, 2000, the case was conditionally transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Plaintiffs moved to remand the case to Louisiana state court on April 10, 2000. Defendants' motion for a stay, as well as their motion to recuse the judge, was denied on May 26, 2000. On May 30, 2000, defendants appealed the May 26 ruling to the United States Court of Appeals for the Fifth Circuit. The MDL Panel vacated its conditional transfer on June 1, 2000. On May 14, 2001, the Fifth Circuit reversed the May 26 ruling and remanded the case to the Eastern District of Louisiana. Plaintiff filed a petition for rehearing en banc in the Fifth Circuit on May 25, 2001, which was denied on September 5, 2001. RJR Tobacco answered the complaint on October 12, 2001. On October 29, 2001, the case was conditionally transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. On December 13, 2001, Judge Friedman stayed all proceedings in this case, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases. Plaintiff filed a petition for writ of certiorari to the United States Supreme Court on December 4, 2001, appealing the September 5, 2001 denial of their petition for rehearing en banc. Defendants filed their opposition brief on January 31, 2001.

         Obra Social de Empleados de la Marina Mercante v. American Tobacco Co., Inc., Superior Court, Washington, D.C., Case No. 00-1790, was filed in March 2000. On May 19, 2000, defendants filed a motion to dismiss, which was granted by the court on January 13, 2001. Plaintiff filed an appeal in the District of Columbia Circuit Court of Appeal on February 16, 2001. Pursuant to stipulation by the parties, this appeal was dismissed on October 22, 2001.

         Ontario v. Imperial Tobacco Ltd., United States District Court for the District of Columbia, Case No. 00-0872, was filed in March 2000. On March 3, 2000, defendants requested MDL consolidation. On April 17, 2000, the case was conditionally transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. The principal defendants, including RJR Tobacco, filed answer to the complaint on April 25, 2000. On August 7, 2000, Judge Friedman dismissed this case. Plaintiff appealed this decision to the United States Court of Appeals for the District of Columbia on September 6, 2000. On February 28, 2001, the Court of Appeals held the case in abeyance pending further order of the court. Defendants filed a motion for summary affirmance on June 21, 2001, based on the recent appellate decision in the Guatemala v. Philip Morris, Inc. (a case in which RJR Tobacco is not a defendant) case. Plaintiff filed a response on November 27, 2001, requesting that their appeal be dismissed. The appeal was dismissed by the District of Columbia Circuit on November 29, 2001.

         Espirito Santo v. Brooke Group Ltd., Circuit Court, Dade County, Florida, Case No. 00-07472 CA 03, was filed in March 2000. On April 19, 2000, defendants removed this case to the United States District Court for the Southern District of Florida, requested MDL status and moved for a stay. Plaintiff moved to remand the case on April 24, 2000. The MDL Panel issued a conditional transfer order on May 3, 2000, and the Florida state court granted defendants' motion for a stay pending the MDL transfer and consolidation. RJR Tobacco answered plaintiff's complaint on May 15, 2000. Judge Friedman remanded the case to the Circuit Court of Florida on August 10, 2000. Defendants appealed to the United States Court of Appeals for the District of Columbia on August 18, 2000. On October 11, 2000, the D.C. Court of Appeals ordered that defendants' appeal be treated as a petition for a writ of mandamus. Identical orders were entered in the pending appeals of remand orders in the Espirito Santo, Goias and Venezuela cases. Defendants filed their memorandum on October 30, 2000. Defendants also petitioned for advisory mandamus in both the Russia and Mato Grosso do Sul cases, asking for appellate guidance from the D.C. Circuit with respect to federal jurisdiction, and requested consolidation of the mandamus petitions in the six pertinent cases: (1) Russia, (2) Mato Grosso do Sul, (3) Ecuador, (4) Venezuela, (5) Goias, and (6) Espirito Santo. On January 24, 2001, the D.C. Circuit reconverted the mandamus petitions in Ecuador, Espirito Santo, Goias and Venezuela into appeals and consolidated all six cases. Appellate briefing is complete, and oral argument was heard on October 16, 2001. The D.C. Circuit has not yet ruled on this appeal. In state court, Dade County Circuit Judge Shapiro granted defendants' motion to dismiss on November 20, 2001, ruling that plaintiff's claims were too remote, indirect and derivative to survive.

         Mato Grosso do Sul Do Sul v. Philip Morris Cos., Inc., United States District Court for the District of Columbia, Case No. 00-2654, was filed in July 2000. Defendants removed the case to the United States District Court for the Southern District of Florida on August 16, 2000. Plaintiff filed a motion to remand on September 14, 2000. The MDL transfer order to Judge Friedman of the United States District Court for the District of Columbia was effective as of October 27, 2000. On October 30, 2000, defendants petitioned for advisory mandamus in both the Russia and Mato Grosso do Sul cases, asking for appellate guidance from the D.C. Circuit with respect to federal jurisdiction, and requested consolidation of the mandamus petitions in the six pertinent cases:
(1) Russia, (2) Mato Grosso do Sul, (3) Ecuador, (4) Venezuela, (5) Goias, and
(6) Espirito Santo. On January 24, 2001, the D.C. Circuit reconverted the mandamus petitions in Ecuador, Espirito Santo, Goias and into appeals and consolidated all six cases. Defendants answered the complaint on December 4, 2000. Judge Friedman stayed all proceedings in this case on December 20, 2000, pending the District of Columbia Circuit's ruling on the mandamus petitions. Appellate briefing is complete, and oral argument was heard on October 16, 2001. The D.C. Circuit has not yet ruled on this appeal.

         Russian Federation v. Philip Morris Cos., Inc., United States District Court for the District of Columbia, Case No 00-2655, was filed in August 2000. On September 1, 2000, defendants removed the case to the United States District Court for the Southern District of Florida and sought MDL transfer. The MDL transfer order to Judge Friedman of the United States District Court for the District of Columbia became effective as of October 27, 2000. Plaintiff filed a motion to remand on September 28, 2000. On October 30, 2000, defendants petitioned for advisory mandamus in both the Russia and Mato Grosso do Sul cases, asking for appellate guidance from the D.C. Circuit with respect to federal jurisdiction, and requested consolidation of the mandamus petitions in the six pertinent cases: (1) Russia, (2) Mato Grosso do Sul, (3) Ecuador, (4) Venezuela, (5) Goias, and (6) Espirito Santo. Defendants also moved for a stay, which was granted on December 20, 2000. Defendants' answers will not be due before the stay is lifted. On January 24, 2001, the D.C. Circuit reconverted the mandamus petitions in Ecuador, Espirito Santo, Goias and Venezuela into into appeals and consolidated all six cases. Appellate briefing is complete, and oral argument was heard on October 16, 2001. The D.C. Circuit has not yet ruled on this appeal.

         Betriebskrankenkasse aktiv v. Philip Morris, Inc., United States District Court for the Eastern District of New York, Case No. 1:00cv05413, was filed in September 2000. RJR Tobacco filed its answer on January 5, 2001.

Defendants have two pending motions before the court: (1) to transfer the case to another judge in the Eastern District of New York (which motion is before the chief judge of the Eastern District); or (2) to transfer the case to the Southern District of New York. On April 18, 2001, Judge Weinstein stayed the case until further order of the court. On November 7, 2001, Judge Weinstein ordered that, because this case presents many similar factual and legal questions raised on appeal in the Blue Cross case (discussed separately), trial of this case will await the decision in the Blue Cross appeal.

         Honduras v. Philip Morris Cos., Inc., United States District Court for the District of Columbia, Case No. 00-2901, was filed in October 2000. Defendants removed this case to the United States District Court for the Southern District of Florida, and sought transfer to the MDL Panel on October 12, 2000. Plaintiff moved to remand the case to Florida state court on October 16, 2000. The MDL transfer order to Judge Friedman of the United States District Court for the District of Columbia became effective November 24, 2000. RJR Tobacco answered the complaint on November 28, 2000. Judge Friedman stayed all proceedings in this case on December 28, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         Tocantins v. Brooke Group, Ltd., Inc., United States District Court for the District of Columbia, Case No. 00-4462, was filed in October 2000. Defendants removed this case to the United States District Court for the Southern District of Florida on November 22, 2000, and sought transfer to the MDL Panel on December 5, 2000. RJR Tobacco answered the complaint on December 27, 2000. The MDL transfer order to Judge Friedman of the United States District Court for the District of Columbia became effective January 17, 2001. On January 23, 2001, Judge Friedman stayed the case pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions filed in other cases.

         Piaui v. Philip Morris Cos., Inc., United States District Court for the District of Columbia, Case No. 01-0114, was filed in December 2000. Defendants removed this case to the United States District Court for the Southern District of Florida, and sought transfer to the MDL Panel on January 9, 2001. Plaintiff moved to remand the case to Florida state court on January 22, 2001. The MDL transfer order to Judge Friedman of the United States District Court for the District of Columbia became effective February 14, 2001. On March 9, 2001, Judge Friedman stayed the case pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         Kyrgyz v. Brooke Group Ltd. Inc., United States District Court for the Southern District of Florida, Case No. 01-cv-605, was filed in January 2001. On February 13, 2001, defendants removed the case to the United States District Court for the Southern District of Florida. The MDL transfer order to Judge Friedman of the United States District Court for the District of Columbia became effective as of March 14, 2001. On March 30, 2001, the parties filed a stipulation of dismissal, which was approved and entered by Judge Friedman on April 20, 2001.

         Tajikistan v. Brooke Group Ltd. Inc., United States District Court for the Southern District of Florida, Case No. 01-cv-607, was filed in January 2001. On February 13, 2001, defendants removed the case to the United States District Court for the Southern District of Florida. The MDL transfer order to Judge Friedman of the United States District Court for the District of Columbia became effective as of March 30, 2001. On April 6, 2001, Judge Friedman stayed the case pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         British Columbia v. Imperial Tobacco Canada Limited, Supreme Court, British Columbia, Vancouver Registry, Case No. S010421, was filed in January 2001. On September 24, 2001, RJR Tobacco filed Notice of Motion for an order that ex juris service be set aside for lack of jurisdiction and because the Tobacco Damages and Health Care Cost Recovery Act is of no force or effect. A trial is likely to occur in October 2002.

         Obra Social Del Personal De Le Industria Del Vestido v. American Tobacco Co., Inc., Superior Court, Washington, D.C., Case No. 01-0002279, was filed in March 2001. On May 2, 2001, the parties filed a Consent Motion for Extension of Proceedings, requesting an extension of one year for all proceedings and deadlines, which the court granted. Plaintiff filed a Notice of Dismissal of this case on August 30, 2001.

         Republic of Belize v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1234, was filed in April 2001. Defendants removed the case to the United States District

Court for the Southern District of Florida on May 3, 2001. Plaintiff moved to remand the case to Florida state court on May 14, 2001. RJR Tobacco answered the complaint on May 16, 2001. On May 17, 2001, the case was conditionally transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on June 27, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         State of Rondonia, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1494, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 5, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         State of Parana, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1636, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 5, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         State of Para, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1630, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Nova Iguacu, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1635, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Carapicuiba, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1633, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Rio de Janeiro, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1637, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Mage, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1639, was filed in May 2001. Defendants removed the case to the United States District

Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Nilopolis-RJ, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1641, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Duque de Caxias, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1631, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Joao Pessoa, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1634, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Belo Horizonte, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1642, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Belford Roxo, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1632, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Jundiai, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1638, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         City of Sao Bernardo do Carmpo, Brazil v. Philip Morris Companies, Inc., United States District Court for the District of Columbia, Case No. 01-1640, was filed in May 2001. Defendants removed the case to the United

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

States District Court for the Southern District of Florida on May 14, 2001. Plaintiff moved to remand the case to Florida state court on May 25, 2001. RJR Tobacco answered the complaint on June 19, 2001. On July 23, 2001, the case was transferred to Judge Friedman in the United States District Court for the District of Columbia, to be consolidated into the MDL proceedings. Judge Friedman stayed the case on September 5, 2001, pending the District of Columbia Circuit's ruling on the appeals and mandamus petitions in other cases.

         State of Pernambuco, Brazil v. Philip Morris Companies, Inc., United States District Court for the Southern District of Florida, Case No. 02-20276, was filed in December 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on January 25, 2002. Defendants intend to request MDL consolidation.

                                 TAXPAYER CASES
                            HEALTH-CARE COST RECOVERY

         Coyne v. American Tobacco Co., Inc., Court of Common Pleas, Cuyahoga County, Ohio, Case No. 315249, was filed in September 1996. On October 16, 1996, defendants removed this case to the United States District Court for the Northern District of Ohio, Eastern Division. On February 12, 1998, the district court granted defendants' motion to dismiss. On March 20, 1998, plaintiffs appealed to the United States Court of Appeals for the Sixth Circuit. On July 12, 1999, the Sixth Circuit remanded this case to the federal district court with instructions to remand the matter to the state court from which it came. -- Common Pleas Court of Cuyahoga County, Ohio. On February 22, 2000, RJR Tobacco filed a motion to dismiss in state court, which was granted on November 22, 2000. Plaintiffs appealed the ruling to the Ohio Court of Appeals. On March 5, 2001, the parties agreed to dismiss the case.

          State of Tenneessee, ex. rel. Beckom v. American Tobacco Co., Inc., Chancery Court, Monroe County, Tennessee, Case No. 12,263, was filed in May 1997. On June 6, 1997, defendants removed this case to the United States District Court for the Middle District of Tennessee. On May 9, 2000, the federal court remanded this action to the Chancery Court of Monroe County, pursuant to the mandate of the United States Court of Appeals for the Sixth Circuit. On August 17, 2000, the state court ordered that all claims in this case brought on the relation of the State of Tennessee, and all plaintiffs' claims brought on behalf of Tennessee taxpayers, be dismissed with prejudice and that venue would not be proper as to the State of Tennessee if the first amended complaint after remand were properly before the Chancery Court. Certain defendants, including RJR Tobacco, filed a motion for judgment on the pleadings on August 17, 2000, stating that (1) the prior orders entered by the United States District Court for the Eastern District of Tennessee, and the United States Court of Appeals for the Sixth Circuit, together with the Order entered by this Court on August 17, 2000, establish that there are no remaining claims by these Plaintiffs before the Court in this case; and (2) Plaintiffs' "First Amended Complaint After Remand" has not been properly filed and is not before the court at this time. On August 21, 2001, the court ruled that the August 17, 2000 order dismissed all remaining claims and, therefore, the court lacks jurisdiction to consider plaintiffs' motion to file a second amended complaint after remand.

                                 HOSPITAL CASES
                            HEALTH-CARE COST RECOVERY

         Association of Washington Public Hospital Districts v. Philip Morris, Inc., United States District Court for the Western District of Washington, Case No. C98-1675, was filed in November 1998. On December 14, 1999, the trial court granted defendants' motion to dismiss plaintiffs' complaint. On January 15, 2000, plaintiffs appealed this ruling to the United States Court of Appeal for the Ninth Circuit, which affirmed the judgment on February 22, 2001. On October 10, 2001, the United States Supreme Court denied plaintiffs' petition for writ of certiorari.

         A.O. Fox Memorial v. American Tobacco Co., Inc., Supreme Court, Nassau County, New York, Case No. 005193/00, was filed in May 2000. On November 13, 2000, defendants filed a motion to dismiss. On December 14, 2001, the court granted defendants' motion to dismiss. Plaintiffs filed a notice of appeal on January 17, 2002 to the New York Supreme Court, Appellate Division, Second Department.

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

                                  FEDERAL CASE
                            HEALTH-CARE COST RECOVERY

         United States v. Philip Morris, Inc., United States District Court for the District of Columbia, Case No. 99-CV-2496 (GK), was filed in September 1999. The U.S. Department of Justice brought an action in the United States District Court for the District of Columbia against various industry members, including RJR Tobacco. The government sought to recover federal funds expended in providing health care to smokers who have developed diseases and injuries alleged to be smoking-related, and, in addition, seeks, pursuant to the federal RICO statute, disgorgement of profits the government contends were earned as a consequence of a RICO racketeering "enterprise." On December 27, 1999, defendants filed a motion to dismiss challenging all counts included in the action brought by the DOJ. On June 6, 2000, the trial court heard oral argument on the motion. On September 28, 2000, federal court Judge Gladys Kessler of the United States District Court for the District of Columbia granted the non-Liggett defendants' motion to dismiss the following counts of plaintiff's complaint: (1) Medical Care Recovery Act claim, and (2) Medicare Secondary Payer claim. The court, however, denied the motion with respect to the RICO claims. On October 13, 2000, the United States filed a motion to limit Judge Kessler's September 28, 2000 order to claims for payments under Medicare and the Federal Employee Health Benefits Act.

         Discovery in the DOJ lawsuit is ongoing, and trial has been scheduled for July 15, 2003. RJR Tobacco believes it has meritorious factual and legal defenses to that lawsuit. In June 2001, the United States Attorney General assembled a team of three DOJ lawyers to work on a possible settlement of the federal lawsuit. The DOJ lawyers met with representatives of the tobacco industry, including RJR Tobacco, on July 18, 2001. No settlement was reached, and no further meetings are planned.

                           ASBESTOS CONTRIBUTION CASES

         Eleven lawsuits are pending against RJR Tobacco in which asbestos companies and/or related asbestos-related trust funds assert claims for unjust enrichment, restitution, contribution, indemnity and unfair contribution. These theories are based on the assertion that the asbestos entities have "overpaid" claims brought against them to the extent that tobacco use, not asbestos exposure, was the cause of the alleged personal injuries with respect to which they have paid compensation. As with the other health-care cost recovery actions, the complaints typically seek to aggregate the alleged damages associated with tens of thousands of underlying claims, without specifically identifying a single individual who claims injury by virtue of tobacco use.

         Thomas and Owens-Corning v. R. J. Reynolds Tobacco Co. and Amchem Products, Inc., Circuit Court, Jefferson County, Mississippi, Case No. 96-65, was filed in August 1996. The claims of plaintiff Owens-Corning were severed from those of the individual plaintiffs. On July 17, 2001, the Jefferson County Circuit Court adopted the special master's report and recommendation that defendants' motion for summary judgment be granted as to the claims of Owens-Corning, and the case be dismissed. Final judgment reflecting the dismissal was entered July 19, 2001. On August 15, 2001, Owens-Corning noticed its appeal to the Mississippi Supreme Court from the order granting defendants' motion for summary judgment.

         The trial of four individual plaintiffs was scheduled for February 11, 2002. However, on January 18, 2002, the special master issued a report and recommendation that the trial date be continued to June 11, 2002. The presiding judge adopted the special master's recommendation.

         Raymark Industries, Inc. v. R. J. Reynolds Tobacco Co., Circuit Court, Duval County, Florida, Case No. 97-5254 CA-F, was filed in September 1997. The case remains effectively stayed following Raymark's March 1998 bankruptcy filing.

         Raymark Industries, Inc. v. American Tobacco Co., Inc., United States District Court for the Northern District of Georgia, Case No. 1 97-CV-2711, was filed in September 1997. On August 7, 1998, the judge entered an order staying this case pending further order of the court. The clerk was directed to administratively close the case pending completion of the bankruptcy proceedings. There has been no other activity since the August 7, 1998 order.

         Falise v. American Tobacco Co., Inc., United States District Court for the Eastern District of New York, Case No. 97 CV 7640, was originally filed in November 1997. However, on November 2, 1999, the court entered an order dismissing this case due to jurisdictional grounds. On November 11, 1999, plaintiffs filed a new complaint in the same court -- Falise v. American Tobacco Co., Inc., United States District Court for the Eastern District of New York, Case No. CV 99-7392 -- and amended it on December 17, 1999. Trial began on November 27, 2000. On January 22, 2001, the judge declared a mistrial. The case was dismissed with prejudice on June 29, 2001, after the plaintiff announced that it would not retry the case.

         Fibreboard Corp. v. R. J. Reynolds Tobacco Co., Superior Court, Alameda County, California, Case No. 791919-8, was filed in November 1997. In this case, Owens-Corning and Fibreboard assert the same claims as those asserted in Thomas
v. R. J. Reynolds Tobacco Co. (discussed separately). Motions to dismiss these claims have been held in abeyance pending the final determination of the Owens-Corning appeal in the Thomas case (discussed separately).

         Keene Creditors Trust v. Brown & Williamson Tobacco Corp., Supreme Court, New York County, New York, Case No. 606479/97, was filed in December 1997. Defendants have not yet filed an answer to plaintiffs' complaint.

         Raymark Industries, Inc. v. American Tobacco Co., Inc., United States District Court for the Eastern District of New York, Case No. 98-CV-675, was filed in May 1998. Raymark had been assigned to the MDL Panel, but the Panel ordered that the case be remanded to the Eastern District of New York. At a status conference on December 17, 2001, the court stayed this case until the United States Court of Appeals for the Second Circuit makes its ruling in the Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc. (discussed separately). This case is part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         H.K. Porter Co., Inc. v. American Tobacco Co., Inc., United States District Court for the Eastern District of New York, Case No. CV 97-7658 (JBW), was filed in June 1998. On July 26, 2001, the parties filed a stipulation of dismissal with prejudice. This case was part of the Simon II consolidated class action complaint for declaratory relief which was filed on September 6, 2000. The cases underlying the consolidated Simon II complaint are (1) Simon, Case No. 99-CV-1988; (2) Decie v. American Tobacco Co., Inc., Case No. 00-CV-2340; (3) Ebert v. Philip Morris, Inc., Case No. 00-CV-4632; (4) Mason v. American Tobacco Co., Inc., Case No. 00-CV-4442; (5) Bergeron v. Philip Morris, Inc., Case No. 99-CV-6142; (6) National Asbestos Workers Medical Fund v. Philip Morris, Inc., Case No. 98-CV-1492; (7) Blue Cross and Blue Shield of New Jersey v. Philip Morris, Inc., Case No. 98-CV-3287; (8) H.K. Porter Co., Inc. v. American Tobacco Co., Inc., Case No. 97-CV-7658; (9) Raymark Industries, Inc. v. American Tobacco Co., Inc., Case No. 98-CV-675; and (10) Falise v. American Tobacco Co., Inc., Case No. 99-CV-7392. These cases are discussed separately.

         UNR Asbestos-Disease Claims Trust v. Brown & Williamson Tobacco Corp., Supreme Court, New York County, New York, Case No. 105152/99, was filed in March 1999. Defendants have not yet filed an answer to plaintiffs' complaint.

         Kaiser Aluminum & Chemical Corp. v. RJR Nabisco, Inc., Circuit Court, Jefferson County, Mississippi, Case No. 2000-615, was filed in December 2000. On November 28, 2001, the court stayed this matter pending resolution by the Mississippi Supreme Court of the Owens-Corning appeal in Thomas v. R. J. Reynolds Tobacco Co. (discussed separately).

         A.P. Green Industries, Inc. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2000-628, was filed in December 2000. On October 19, 2001, the court granted plaintiffs' motion for a voluntary dismissal, although the actual final judgment was not entered until December 10, 2001.

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

         A.P. Green Services, Inc. v. R. J. Reynolds Tobacco Co., United States District Court for the Southern District of Mississippi, Case No. 5:01CV91BN, was filed in December 2000. On November 15, 2001, the court entered a judgment of dismissal without prejudice as to plaintiffs David Massey and Samuel Blackmon only. On December 6, 2001, the court entered a corrected agreed conditional order of voluntary dismissal without prejudice, which dismissed action in its entirety.

         Asbestos Claims Management Corp., f/k/a National Gypsum Co. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2000-616, was filed in December 2000. On October 19, 2001, the court granted plaintiffs' motion for a voluntary dismissal. Final judgment was entered December 18, 2001.

         Gasket Holdings, f/k/a Flexitallic, Inc. v. RJR Nabisco, Inc., Circuit Court, Jefferson County, Mississippi, Case No. 2000-225, was filed in December 2000. On July 24, 2001, RJR Tobacco answered plaintiffs' amended complaint. RJR and the other parent companies filed a motion to dismiss the first amended complaint on July 27, 2001. Plaintiffs have indicated they plan to file a motion to stay pending resolution by the Mississippi Supreme Court of the Owens-Corning appeal in Thomas v. R. J. Reynolds Tobacco Co. (discussed separately).

         Owens-Illinois, Inc. v. R. J. Reynolds Tobacco Co., Circuit Court, Sharkey County, Mississippi, Case No. 00-0077, was filed in December 2000. On November 6, 2001, the court entered an order of dismissal without prejudice.

         T&N, Ltd., f/k/a T&N, P.L.C. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2000-618, was filed in December 2000. On July 24, 2001, RJR Tobacco answered plaintiffs' amended complaint. RJR and the other parent companies filed a motion to dismiss the first amended complaint on July 27, 2001. Plaintiffs have indicated they plan to file a motion to stay pending resolution by the Mississippi Supreme Court of the Owens-Corning appeal in Thomas v. R. J. Reynolds Tobacco Co. (discussed separately).

         Asbestos Claims Management Corp., f/k/a National Gypsum Co. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2001-85, was filed in April 2001. On October 19, 2001, the court granted plaintiffs' motion for a voluntary dismissal, although the actual final judgment was not entered until December 18, 2001.

         Combustion Engineering, Inc. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2000-617, was filed in April 2001. On December 21, 2001, the court entered an order staying this case pending resolution by the Mississippi Supreme Court of the Owens-Corning appeal in Thomas v. R. J. Reynolds Tobacco Co. (discussed separately).

         Combustion Engineering, Inc. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2001-86, was filed in April 2001. On January 7, 2002, the court dismissed this action without prejudice.

         Gasket Holdings, f/k/a Flexitallic, Inc. v. R. J. Reynolds Tobacco Co., Circuit Court, Claiborne County, Mississippi, Case No. 2001-0065, was filed in April 2001. On July 24, 2001, RJR Tobacco answered plaintiffs' amended complaint. RJR and the other parent companies filed a motion to dismiss the first amended complaint on July 27, 2001. Plaintiffs have indicated they plan to file a motion to stay pending resolution by the Mississippi Supreme Court of the Owens-Corning appeal in Thomas v. R. J. Reynolds Tobacco Co. (discussed separately).

         Uniroyal Holdings, Inc. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2000-627, was filed in December 2000. On October 19, 2001, the court granted plaintiffs' motion for a voluntary dismissal, although the actual final judgment was not entered until December 18, 2001.

         T&N, Ltd., f/k/a T&N, P.L.C. v. R. J. Reynolds Tobacco Co., Circuit Court, Claiborne County, Mississippi, Case No. 2001-87, was filed in April 2001. On January 7, 2002, the court dismissed this action without prejudice.

         W.R. Grace & Co.-Conn. v. R. J. Reynolds Tobacco Co., Circuit Court, Jefferson County, Mississippi, Case No. 2001-58, was filed in April 2001. On July 24, 2001, RJR Tobacco answered plaintiffs' amended complaint. RJR and the other parent companies filed a motion to dismiss the first amended complaint on July 27, 2001.

Plaintiffs have indicated they plan to file a motion to stay pending resolution by the Mississippi Supreme Court of the Owens-Corning appeal in Thomas v. R. J. Reynolds Tobacco Co. (discussed separately).

                       CERTAIN OTHER NON-INDIVIDUAL CASES
                                MSA-RELATED CASES

         Forces Action Project v. California, United States District Court for the Northern District of California, Case No. C 99-607 EDL, was filed in February 1999. On January 5, 2000, the trial court granted defendants' motion to dismiss. Plaintiffs appealed this ruling to the United States Court of Appeals for the Ninth Circuit. The appeal has been briefed; however, the appellate court has not set a date for oral argument.

         Table Bluff Reservation v. Philip Morris, Inc., United States District Court for the Northern District of California, Case No. C 99-2621, was filed in June 1999. On November 12, 1999, the trial court granted defendants' motion to dismiss the complaint. On November 18, 1999, plaintiffs appealed to the United States Court of Appeals for the Ninth Circuit, which affirmed the district court's dismissal on July 16, 2001.

         Ament v. Thompson, Circuit Court, Dane County, Wisconsin, Case No. 00CV1159, was filed in April 2000. On December 28, 2000, the court granted the parties' stipulation staying all discovery pending the court's ruling on the defendants' motions to dismiss plaintiffs' amended complaint. Certain defendants, including RJR Tobacco, filed their motion to dismiss plaintiffs' amended complaint on January 12, 2001. The court granted defendants' motions to dismiss on September 27, 2001. The plaintiffs noticed an appeal on November 9, 2001, to the Wisconsin Court of Appeals, District IV. On December 21, 2001, the Wisconsin Court of Appeals granted the parties' motion to consolidate this action with Lapean v. Thompson (discussed separately). Plaintiffs filed a motion for voluntarily dismissal on January 15, 2002. On January 18, 2002, the Wisconsin Court of Appeals granted the dismissal.

         Lapean v. Thompson, Circuit Court, Dane County, Wisconsin, Case No. 00CV1162, was filed in April 2000. On December 28, 2000, the court granted the parties' stipulation staying all discovery pending the court's ruling on the defendants' motions to dismiss plaintiffs' amended complaint. Certain defendants, including RJR Tobacco, filed their motion to dismiss plaintiffs' amended complaint on January 12, 2001. The court granted defendants' motions to dismiss on September 27, 2001. The plaintiffs noticed an appeal on November 9, 2001, to the Wisconsin Court of Appeals, District IV. On December 21, 2001, the Wisconsin Court of Appeals granted the parties' motion to consolidate this action with Ament v. Thompson (discussed separately). Plaintiffs filed a motion for voluntarily dismissal on January 15, 2002. On January 18, 2002, the Wisconsin Court of Appeals granted the dismissal.

         Myers v. Hayes, Circuit Court, Davidson County, Tennessee, Case No. 00C-1773, was filed in June 2000. A hearing on plaintiffs' notice of voluntary nonsuit is scheduled for March 22, 2002.

                                 SMUGGLING CASES

         The Attorney General of Canada v. R.J. Reynolds Tobacco Holdings, Inc., United States District Court for the Northern District of New York, Case No. 99-CV-2194, was filed in December 1999. On June 29, 2000, the court granted defendants' motion to dismiss. Plaintiff appealed to the United States Court of Appeals for the Second Circuit on July 28, 2000. The Second Circuit affirmed the trial court's decision on October 12, 2001.

         Republic of Ecuador v. Philip Morris International, Inc., United States District Court for the Southern District of Florida, Case No. 01-1936, was filed in June 2000. Defendants removed the case to the United States District Court for the Southern District of Florida on May 11, 2001. Plaintiff moved to remand the case to Florida state court on June 11, 2001. Defendants filed motions to dismiss in July 2001, which remain pending.

         Republic of Belize v. Philip Morris International, United States District Court for the Southern District of Florida, Case No. 01-2846, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on June 29, 2001. Defendants filed motions to dismiss in September 2001. Plaintiff filed an amended complaint on December 20, 2001. Defendants filed supplements to their motions to dismiss in January 2002.

         Republic of Honduras v. Philip Morris International, United States District Court for the Southern District of Florida, Case No. 01-2847, was filed in May 2001. Defendants removed the case to the United States District Court for the Southern District of Florida on June 29, 2001. Defendants filed motions to dismiss in September 2001. Plaintiff filed an amended complaint on December 20, 2001. Defendants filed supplements to their motions to dismiss in January 2002.

         European Community v. RJR Nabisco, Inc., United States District Court for the Eastern District of New York, Case No. CV 01 5188 was filed in August 2001. This suit contends that RJR Tobacco and other tobacco companies in the United States may be held responsible for damages caused by cigarette smugglers under the common law of U.S. states and under the federal RICO statute. On July 17, 2001, the first action brought by the European Community was dismissed by the United States District Court for the Eastern District of New York. However, the European Community and 10 Member States ( Belgium, Finland, France, Greece, Germany, Italy, Luxembourg, the Netherlands, Portugal and Spain ) filed a similar complaint in the same jurisdiction on August 6, 2001. On October 25, 2001, the court denied the European Community's request of August 10, 2001, to reinstate its original complaint. RJR Tobacco and the other defendants filed motions to dismiss on November 14, 2001. On February 19, 2002, defendants' motions to dismiss were granted.

         Republic of Ecuador v. Philip Morris International, United States District Court for the Southern District of Florida, Case No. 01CV5113, was filed in December 2001. On January 25, 2002, defendants filed a motion to dismiss newly filed complaint.

         Republic of Honduras v. Philip Morris International, United States District Court for the Southern District of Florida, Case No. 01CV5117, was filed in December 2001. On January 25, 2002, defendants filed a motion to dismiss newly filed complaint.

         Republic of Belize v. Philip Morris International, United States District Court for the Southern District of Florida, Case No. 01CV5115, was filed in December 2001. On January 25, 2002, defendants filed a motion to dismiss newly filed complaint.


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